UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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     ☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
     ☑ Definitive Proxy Statement.
     ☐ Definitive Additional Materials.
     ☐ Soliciting Material Pursuant to § 240.14a-12.
Hatteras Multi-Strategy TEI Fund, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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IMPORTANT NOTICE
QUESTIONS AND ANSWERS ABOUT THE VOTING INSTRUCTION
VOTING INSTRUCTION REQUEST
PROPOSAL: APPROVAL OF AMENDMENTS TO THE MASTER FUND’S LIMITED PARTNERSHIP AGREEMENT
OTHER INFORMATION

HATTERAS MULTI-STRATEGY TEI FUND, L.P.
8540 Colonnade Center Drive
Suite 401
Raleigh, North Carolina 27615

NOTICE TO PARTNERS

     To the Partners:
The Hatteras Master Fund, L.P. (the “Master Fund”) is seeking the vote of its partners regarding the approval of amendments to the Master Fund’s limited partnership agreement (the “Master Fund Proposal”). As a limited partner of the Master Fund, the Hatteras Multi-Strategy Offshore Fund, LDC (the “Offshore Fund”) will vote its interests in the Master Fund on the Master Fund Proposal. The Hatteras Multi-Strategy TEI Fund, L.P. (the “Fund”) is seeking voting instructions from limited partners (“Partners”) regarding the Master Fund Proposal and will cause the Offshore Fund to vote its interests in the Master Fund for or against the Master Fund Proposal proportionately to the instructions to vote for or against the Master Fund Proposal received from Partners. The Master Fund will hold a special meeting of its Partners (the “Special Meeting”) on May 9, 2008 at the offices of Hatteras Investment Partners, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, 27615. The Special Meeting is being held to consider and vote on the Master Fund Proposal, and to transact such other business as may come before the Special Meeting and any adjournments thereof.
Partners of record of the Fund at the close of business on March 30, 2008 (the “Record Date”) are entitled to instruct the Fund on how to vote their pro-rata portion of the Fund’s interests in the Master Fund with respect to the Master Fund Proposal at the Special Meeting and any adjournments or postponements thereof.
You may provide voting instructions by completing, signing, and returning the enclosed voting instruction card by mail in the envelope provided. You may also provide voting instructions by telephone or internet by following the instructions on the enclosed voting instruction card.
If you have any questions before you vote, please contact Hatteras Client Service, by calling (888) 363-2324.
By Order of the Board of Directors
David B. Perkins
Chief Executive Officer and Chairman of the Board of Directors
Hatteras Multi-Strategy TEI Fund, L.P.

IMPORTANT NOTICE
     The Master Fund is seeking the vote of its partners regarding the approval of amendments to its limited partnership agreement. We recommend that you read the entire enclosed Voting Instruction Request, which describes the Master Fund Proposal in more detail. For your convenience, we have provided some “Questions and Answers” to assist you in reviewing the Master Fund Proposal.
QUESTIONS AND ANSWERS ABOUT THE VOTING INSTRUCTION
Q. Why is the Fund seeking your Voting Instructions?
A. The Master Fund is seeking the vote of its partners regarding the approval of an amendment to the Master Fund’s limited partnership agreement. Currently, the general partner of the Fund is allocated a performance allocation equal to 10% of the excess of the new net profits of the Fund (calculated annually or upon the withdrawal of interests of the Fund by a Partner) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Fund. If the amendments to the Master Fund’s limited partnership agreement are approved, the performance allocation will no longer be allocated to the Fund’s general partner but will instead be allocated to the general partner of the Master Fund and will be calculated based on the performance of the Master Fund. The Fund will cause the Offshore Fund, as a limited partner of the Master Fund, to vote its interests in the Master Fund for or against the Master Fund Proposal proportionately to the instructions to vote for or against the Master Fund Proposal received from Partners.
Q. Will my vote make a difference?
A. Yes. The Offshore Fund’s interests in the Master Fund will be voted as described above.
Q. Who can I call if I have questions?
A. We will be pleased to answer your questions about this voting instruction solicitation. Please call Hatteras Client Service at (888) 363-2324 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.
Q. How do I instruct the Fund to vote?
A. You may use the enclosed postage-paid envelope to mail your voting instruction card. You may also provide voting instructions by telephone or internet by following the instructions on the enclosed voting instruction card.

VOTING INSTRUCTION REQUEST
     This Voting Instruction Request is furnished in connection with the solicitation of voting instructions by the Board of Directors (the “Board”) of Hatteras Multi-Strategy TEI Fund, L.P. (the “Fund”). This Voting Instruction Request and the accompanying voting instruction card will be mailed to Partners on or about April 28, 2008. The close of business on March 30, 2008 has been fixed as the record date (the “Record Date”) for the determination of Partners entitled to provide voting instructions. The Fund will cause the Hatteras Multi-Strategy Offshore Fund, LDC (the “Offshore Fund”), as a limited partner of the Master Fund, to vote its interests in the Master Fund for or against the Master Fund Proposal proportionately to the instructions to vote for or against the Master Fund Proposal received from Partners. At the close of business on the Record Date, the total of the capital account balances of all Partners was approximately $353,000,000. The Fund generally computes its net asset value as of the last business day of each month. Partners’ capital account balances as of the Record Date are based on the Fund’s computation of its net asset value as of February 29, 2008 plus March 1, 2008 new assets.
     All voting instruction cards solicited by the Board that are properly executed and received by the Fund’s Secretary before May 9, 2008 will be counted in determining how the Fund will cause the Offshore Fund to vote its interests in the Hatteras Master Fund, L.P. (the “Master Fund”). Any Partner may revoke his voting instructions at any time before May 9, 2008 by notifying the Fund of revocation in writing or delivering to the Fund’s Secretary a duly executed voting instruction card bearing a later date. If no instruction is given on a signed and returned voting instruction card for the Master Fund Proposal, it will be voted “FOR” the Master Fund Proposal as to which no instruction is given.
     The Fund will cause the Offshore Fund to vote proportionately to the instructions to vote for or against the Master Fund Proposal received from Partners. Abstentions and broker non-votes have the effect of a negative vote.
     The Fund will furnish, without charge, copies of the Fund’s most recent semi-annual and annual reports to Partners to any Partner upon request. The Fund’s semi-annual and annual reports to Partners may be obtained from the Fund by writing to the Fund at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615 or by calling (888) 363-2324.

General Information About the Fund
     The Fund was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. Interests in the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of and/or Regulation D under the Securities Act of 1933, as amended. Investments in the Fund may be made only by investors that are considered both “accredited investors” and “qualified clients.”
     The Fund operates as a “Feeder Fund” in a “Master/Feeder” structure. As a “Feeder Fund,” the Fund invests substantially all of its assets in the Offshore Fund, which in turn invests substantially all of its assets in the Master Fund.
PROPOSAL: APPROVAL OF AMENDMENTS TO THE
MASTER FUND’S LIMITED PARTNERSHIP AGREEMENT
Performance Allocation
     Hatteras Investment Partners, LLC (the “Adviser”) serves as investment adviser to the Master Fund pursuant to an Investment Management Agreement between the Master Fund and the Adviser (the “Investment Management Agreement”) and provides day-to-day investment management services to the Master Fund. The Master Fund pays the Adviser a management fee at an annual rate of 1.00%, payable monthly in arrears, based on the Master Fund’s net assets as of month end. Although the Fund does not pay any direct investment management or advisory fee, the Fund bears, as a result of its investment in the Master Fund, its allocable portion of the management fee charged to the Master Fund.
     In addition to fees payable under the Investment Management Agreement, the Fund’s limited partnership agreement currently provides that the Fund’s general partner, Hatteras Investment Management LLC (“HIM”), is allocated a performance allocation equal to 10% of the amount by which net new profits of the limited partner interests in the Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Fund at a rate equal to the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year (the “Performance Allocation”). The Performance Allocation is made on a “peak to peak,” or “high watermark,” basis, which means that the Performance Allocation is made only with respect to new net profits. If the Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered.
     The Board of Directors of the Master Fund (the “Master Fund Board”) is proposing that partners of the Master Fund approve amendments to the Master Fund’s limited partnership agreement (the “Master Fund Proposal”). A form of the amended Master Fund limited partnership agreement is attached as Appendix A. If the Master Fund Proposal is approved, the Performance Allocation described in the preceding paragraph will continue to be allocated to HIM, but in its capacity as the general partner of the Master Fund. If the Master Fund Proposal is approved, the Fund’s limited partnership agreement will be amended in order to divide the capital accounts of Partners into “units.” By offering interests in the form of units, the Fund will be able to provide a net asset value per unit that applies to all Partners. Financial information, including performance information, would then apply equally to each unit of the Fund, regardless of when that unit was purchased. The Fund’s limited partnership agreement would also be amended to eliminate the Performance Allocation with respect to the Fund. A form of the Fund’s amended and restated limited partnership agreement reflecting these changes is attached as Appendix B. The Fund is not soliciting your approval with respect to the changes to the Fund’s limited partnership agreement. The attached amended and restated limited partnership agreement also contains other changes that are not required to be approved by Partners.
     Because the Performance Allocation and the “high watermark,” as proposed, would be calculated at the Master Fund level instead of at the Fund level, a Partner of the Fund could bear a pro rata portion of a Performance Allocation when such Partner has net losses. Conversely, Partners who have positive performance may not bear any Performance Allocation during periods when the Fund has negative performance or is below its “high watermark.” If Partners approve the change, Partners of the Fund will lose any current loss carryforward, or “high watermark” that they currently have. Additionally, as of June 30, 2008, any accrued Performance Allocation at the Fund level will be allocated to HIM. The first incentive period for the Performance Allocation at the Master Fund would begin on July 1, 2008 and end on December 31, 2008 (or any earlier date of withdrawal with respect to capital withdrawn by the Fund from the Master Fund). The hurdle amount for incentive periods ending on or prior to December 31, 2008 will be based off of the higher of the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal at December 31, 2007 or June 30, 2008. If approved, the Master Fund Proposal would likely result in some Partners bearing a larger Performance Allocation while other Partners would bear less of a Performance Allocation. It is also possible that HIM will receive a greater allocation over time than it would if the current arrangement did not change. Additionally, because the Performance Allocation at the Master Fund level would be calculated without regard to Fund-level expenses but the hurdle amount would not change, HIM may receive a greater performance allocation than it would under the current arrangement. No changes to the Investment Management Agreement are being proposed in connection with the Master Fund Proposal.
Master Fund Board Considerations and Recommendation
     At the Master Fund Board meeting on February 26, 2008, the Master Fund Board unanimously approved the Master Fund Proposal. In determining whether to approve the Master Fund Proposal, the Master Fund Board considered information provided by the Adviser in response to the request of counsel to the Independent Directors and consistent with Section 15(c) of the 1940 Act. The Master Fund Board considered information the Adviser provided regarding (i) the services performed for the Master Fund, (ii) the size and qualifications of the Adviser’s portfolio management and support staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Master Fund, (iv) how the Master Fund is managed, including a general description of the investment decision-making process, sources of information and investment strategies, (v) investment performance information for funds of hedge funds, (vi) the procedures for allocating investment opportunities between the Master Fund and other clients, (vii) results of any independent audit or regulatory examination, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Master Fund, (ix) the Adviser’s internal program for ensuring compliance with the Master Fund investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (x) the Adviser’s proxy voting policies (xi) the nature and stability of the ownership of the Adviser and (xii) details of any fee sharing arrangements with respect to the distribution of shares of the Master Fund.
     The Adviser also provided information regarding its advisory fees and Performance Allocation as well as an analysis of these fees in relation to the delivery of services to the Master Fund; any other ancillary benefit resulting from Adviser’s relationship with the Master Fund; and the Adviser’s most recent audited financial statements. The Master Fund Board reviewed the services provided to the Master Fund by the Adviser as compared to services provided by other advisers which manage funds of hedge funds with investment objectives, strategies and policies similar to those of the Master Fund. The Master Fund Board concluded that the advisory fee, Performance Allocation and services provided by the Adviser are consistent with those of other advisers which manage funds of hedge funds with investment objectives, strategies and policies similar to that of the Master Fund. The Master Fund Board considered the impact of the advisory fees and Performance Allocation on the total expenses borne by the Master Fund.
     The Master Fund Board reviewed the applicable legal standards which directors should consider when approving an investment advisory agreement. Counsel reviewed the relevant case law with respect to the approval of an investment advisory contract and investment advisory fees by directors of an investment company. Counsel also reviewed the factors identified by the courts as important in directors consideration of an investment advisory agreement and advisory fees. The Independent Directors met in executive session and discussed in detail each aspect of the Master Fund Proposal. In considering the Master Fund Proposal, the Master Fund Board considered the potential that the Master Fund Proposal would marginally increase the Performance Allocation since the operating expenses of the Fund would not be included in the calculation. In addition, they considered multiple circumstances when a limited partner could expense a Performance Allocation expense which would not occur if the Master Fund Proposal is rejected. The Master Fund Board also reviewed the types of gains and losses which a limited partner could experience as a result of the timing of transactions in Fund units. The Adviser outlined the operational efficiencies and the potential for sales opportunities which may result from the Master Fund Proposal, which, if passed, would unitize the Master Fund shares. The Master Fund Board considered these issues and determined that the advantages of the Master Fund Proposal outweigh the potential negative impact on the Fund and its limited partners. The Master Fund Board determined that the basis for changing the Performance Allocation was appropriate and reasonable. They also concluded that the long-term impact of the Master Fund Proposal would not materially increase the amount paid to HIM and would not materially decrease the return of the Fund and its limited partners.
     The Master Fund Board concluded that the nature, extent and quality of the services provided by the Adviser to the Master Fund are appropriate and consistent with the terms of the Master Fund’s limited partnership agreement, that the quality of those services are consistent with industry norms and that the Master Fund has benefited and is likely to continue to benefit from the Adviser’s continued management of the Master Fund’s investment program.
     The Master Fund Board also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Master Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel.
     The Master Fund Board reviewed the Adviser’s performance data, statistics and fee data for the Master Fund and compared such data against comparable funds of hedge funds. Based on the information provided at the meeting, the Master Fund Board concluded that the Adviser’s performance was reasonable for this type of fund. The Master Fund Board observed that they will continue to review and evaluate the Master Fund’s investment performance on an on-going basis throughout the year. The Master Fund Board considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Master Fund. The Master Fund Board reviewed the Adviser’s financial statements. In addition, the Master Fund Board considered any direct or indirect revenues which would be received by affiliates of the Adviser. The Master Fund Board concluded that the Adviser’s fees and profits derived from its relationship with the Master Fund in light of the Master Fund’s expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds of hedge funds with similar strategies. The Master Fund Board also concluded that the overall expense ratio of the Master Fund is reasonable, taking into account the size of the Master Fund, the quality of services provided by the Adviser and the investment performance of the Adviser.

     The Master Fund Board considered the extent to which economies of scale would be realized relative to fee levels as the Master Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. After an extended discussion with the Adviser regarding the scarcity of investment options or availability, the Master Fund Board determined that economies of scale would not be achieved because of the structure and investment strategy of the Master Fund.
     After consideration of all the factors and taking into consideration the information presented during previous meetings of the Board, the Master Fund Board determined that it would be in the best interest of the Master Fund shareholders to approve the Master Fund Proposal. In arriving at its decision, the Master Fund Board did not identify any single matter as controlling, but made their determination in light of all the circumstances.
     THE BOARD OF DIRECTORS OF THE MASTER FUND UNANIMOUSLY RECOMMENDS THAT YOU PROVIDE INSTRUCTIONS TO VOTE “FOR” THE MASTER FUND PROPOSAL
Information Concerning the Adviser
     The Adviser is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser has its principal offices at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615. As of March 1, 2008, the Adviser had approximately $1.2 billion in assets under management.
     David B. Perkins is the Chief Executive Officer of the Adviser and the Chief Executive Officer and an interested director of the Fund.
     The following table sets forth the names, addresses, positions, and principal occupations of the Adviser’s principal executive officer and managers.

Current Position(s)
Name and Address	with the Adviser	Principal Occupation(s)
David B. Perkins 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	CEO	Mr. Perkins became the CEO and Managing Member of the Adviser in September 2003 and became the co-founder and Managing Partner of CapFinancial Partners, LLC in April 2003. Prior to that, he was Managing Partner at Wachovia Securities Financial Network, Inc. from June 2002 to September 2003 and Managing Principal of CapTrust Financial Advisors, LLC from October 1997 to June 2002. Mr. Perkins has been Chairman and CEO of the Fund Complex since inception.

J. Michael Fields 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	COO	Mr. Fields became COO of the Adviser in September 2003. Prior to joining the Adviser, Mr. Fields was employed by CapTrust Financial Advisors from August 2002 to September 2003. Prior to joining CapTrust, Mr. Fields was employed by Morgan Stanley in Atlanta, Georgia

Current Position(s)
Name and Address	with the Adviser	Principal Occupation(s)
from January 2000 to August 2002. Mr. Fields has been the CFO of the Fund Complex since inception.

Mark W. Yusko 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Principal	Mr. Yusko became a Principal of the Adviser in September 2003. In September 2003, Mr. Yusko founded Morgan Creek Capital Management, LLC. Mr. Yusko served as the Chief Investment Officer of the University of North Carolina from January 1998 to June 2004. From April 1993 to January 1998, Mr. Yusko served as the Assistant Investment Officer at the University of Notre Dame.

Joshua E. Parrott 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Vice President	Mr. Parrott became a Vice President of the Adviser in March 2004. Prior to joining the Adviser, Mr. Parrott was employed by Dialectic Capital Management from May 2003 to September 2003. From February 1999 to March 2003, Mr. Parrott was a financial advisor with Morgan Stanley.

Robert L. Worthington 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	President	Mr. Worthington became a President of the Adviser in 2007. Prior to joining the Adviser, Mr. Worthington was employed by J.P. Morgan from February 2004 to December 2006. From January 1998 to February 2004, Mr. Worthington was the President of Undiscovered Managers.

Robert Lance Baker 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Controller	Mr. Baker became the Controller of the Adviser in 2008. Prior to that, Mr. Baker was employed by Smith Breeden Associates since 2003.

Andrew P. Chica 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Chief Compliance Officer	Mr. Chica became the Chief Compliance Officer of the Adviser in December 2007. From December 2004 to November 2007, he was Compliance Manager at UMB Fund Services, Inc. From April 2000 to November 2004, Mr. Chica was an associate vice president and compliance officer for U.S. Bancorp Fund Services, LLC.
     During the period ended December 31, 2007, the aggregate fees that the Adviser received under the Investment Management Agreement were $5,250,508. During the period ended December 31, 2007, the Master Fund’s feeder funds, including the Offshore Fund, also paid the Adviser $1,216,664 for investor services in accordance with an investor servicing agreement between the feeder funds and the Adviser. During the calendar year ended December 31, 2007, the General Partner HIM was allocated $782,379 as general partner of the Fund.

Other Business
     The Board knows of no business other than that specifically mentioned in the Notice to Partners that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the Offshore Fund will vote thereon in accordance with its best judgment.
OTHER INFORMATION
Control Persons and Principal Holders of Securities
     To the knowledge of the Fund, as of the Record Date, the officers and Directors of the Fund owned, as a group, less than 1% of the outstanding capital account balances of the Fund.
     To the knowledge of the Fund, there were no Partners who held beneficially 5% or more of the outstanding interests in the Fund (measured by capital account balances) as of the Record Date.
Vote Required
     As a limited partner of the Master Fund, the Offshore Fund will vote its interests in the Master Fund on the Master Fund Proposal. The Fund is seeking voting instructions from Partners regarding the Master Fund Proposal and will cause the Offshore Fund to vote its interests in the Master Fund for or against the Master Fund Proposal proportionately to the instructions to vote for or against the Master Fund Proposal received from Partners. Approval of the Master Fund Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Master Fund (as defined in the 1940 Act). Because the Master Fund has other feeder funds as limited partners, the Master Fund Proposal may pass even if the Partners of the Fund vote against it. In such an event, the Fund’s Partners would be subject to the terms of the Master Fund Proposal despite having voted against it.
Expenses
     The Fund will bear the expenses incurred in connection with soliciting your voting instructions, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of pocket expenses.

Voting Instructions
     If a Partner elects to provide voting instructions electronically, the Partner may access the website listed on the Voting Instruction Card. The Partner will be prompted to provide the 12-digit control number provided on the ballot.
     If this information has been correctly entered, the Partner will be provided with an online explanation of the process and a recitation of the proposals listed on the Voting Instruction Card. The Partner will then have the opportunity to give his or her instructions on such proposals. Upon completion of voting, the Partner may elect to receive an electronic confirmation of the vote by providing his or her email address.
     Should the Partner require additional information regarding the voting instructions or a replacement Voting Instruction Card, the Partner may contact the Fund at 888-363-2324. Any instruction given by a Partner, whether in writing or by telephone, is revocable.
Administrator
     UMB Fund Services Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, serves as administrator of the Fund (the “Administrator”). The Administrator provides certain accounting, administrative and investor services to the Fund.
Distributor
     Hatteras Capital Distributors, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615, acts as placement agent for the Fund.
Independent Registered Public Accounting Firm
     Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103 serves as the Fund’s independent registered public accounting firm.
Partner Proposals and Communications with the Board
     The Fund is not required to hold annual meetings of Partners and currently does not intend to hold meetings unless Partner action is required under the 1940 Act. Due to the limited number of Partners in the Fund, the Board has not adopted formal procedures for Partner communications with the Board. Any Partner proposals for any future meetings of Partners must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.
Delivery of Voting Instruction Request
     The Securities and Exchange Commission (“SEC”) has adopted rules that permit investment companies and intermediaries (e.g., brokers) to deliver a single voting instruction request with respect to two or more Partners sharing the same address, addressed to those Partners. This practice, which is commonly referred to as “householding,” potentially means extra convenience for Partners and cost savings for the Fund. We are only delivering one voting instruction request to multiple Partners sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate voting instruction request, please notify your financial adviser or placement agent or direct a written request to the Fund, and we will deliver a separate copy of the voting instruction request to you promptly. Partners who currently receive multiple copies of the voting instruction request at their address and would like to request “householding” of their communications should contact their financial adviser or placement agent or the Fund directly at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615 or (888) 363-2324.
     PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED, A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
Marc Brunner, Secretary
April 21, 2008

HATTERAS MASTER FUND, L.P.
Amended and Restated Agreement of Limited Partnership
Dated as of                     , 2008

(continued)

-ii-

(continued)

-iii-

HATTERAS MASTER FUND, L.P.
AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
     THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (the “AGREEMENT”) of HATTERAS MASTER FUND, L.P., a Delaware limited partnership (the “PARTNERSHIP”), dated as of                     , 2008 by and among HATTERAS INVESTMENT MANAGEMENT LLC, a Delaware limited liability company, as General Partner, and those Persons who execute this Agreement and whose names are reflected on the books and records of the Partnership as Limited Partners.
     WHEREAS, the General Partner and the organizational limited partner were parties to that certain Agreement of Limited Partnership of Hatteras Master Fund, L.P. dated as of October 29, 2004 (the “Original Partnership Agreement”);
     WHEREAS, the Original Limited Partnership was amended and restated in its entirety on March 31, 2005 (the “First Amended and Restated Partnership Agreement”);
     WHEREAS, the current General Partner and Limited Partners of the Partnership wish to amend and restate the First Amended and Restated Agreement in its entirety as set forth herein.
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     For purposes of this Agreement:
     “1933 ACT” means the Securities Act of 1933 and the rules, regulations and orders under the 1933 Act, as amended from time to time, or any successor law.
     “1940 ACT” means the Investment Company Act of 1940 and the rules, regulations and orders under the 1940 Act, as amended from time to time, or any successor law.
     “ADVISERS ACT” means the Investment Advisers Act of 1940 and the rules, regulations and orders under the Advisers Act, as amended from time to time, or any successor law.
     “ADVISOR” means any Person designated by the Investment Manager to manage a portion of the assets of the Partnership, either directly or through the investment by the Partnership in an Advisor Fund. For purposes of this Agreement, the term “Advisor” includes Sub-advisers.

     “ADVISOR ACCOUNT” means an account directly managed by an Advisor for the Partnership.
     “ADVISOR FUND” means an investment company, a general or limited partnership, a limited liability company or other pooled investment vehicle in which the Partnership has invested and that is advised by an Advisor, whether or not, in each case, the entity is registered under the 1940 Act, and whether or not, in each case, the entity is formed by the Partnership.
     “AFFILIATE” means affiliated person as that term is defined in the 1940 Act.
     “AGREEMENT” means this Amended and Restated Agreement of Limited Partnership.
     “BOARD OF DIRECTORS” means the board of the Directors who have been delegated the authority described in this Agreement.
     “BUSINESS DAY” means any day when the New York Stock Exchange is open for business.
     “CAPITAL ACCOUNT” means, with respect to each Partner, the capital account established and maintained on behalf of the Partner in accordance with SECTION 5.3 of this Agreement.
     “CAPITAL CONTRIBUTION” means the contribution, if any, made, or to be made, as the context requires, to the capital of the Partnership, after giving effect to any applicable placement agent fees, by a Partner or former Partner, as the case may be.
     “CERTIFICATE” means the Certificate of Limited Partnership of the Partnership as filed with the office of the Secretary of State of the State of Delaware on October 29, 2004 and any amendments to the Certificate and/or restatements of the Certificate as filed with the office of the Secretary of State of the State of Delaware pursuant to this Agreement.
     “CLOSING DATE” means the date as of which the Partnership commenced operations.
     “CODE” means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.
     “COMMODITY EXCHANGE ACT” means the Commodity Exchange Act and the rules, regulations and orders under the Commodity Exchange Act, as amended from time to time, or any successor law.
     “DELAWARE ACT” means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, or any successor law.

     “DIRECTORS” means those natural Persons designated as “DIRECTORS” in accordance with this Agreement who are delegated the authority provided for in this Agreement who, from time to time after the date of this Agreement, become Directors in accordance with the terms and conditions of this Agreement.
     “FISCAL PERIOD” means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the immediately preceding Fiscal Period, and ending in each case at the close of business on the first to occur of the following dates:
     (1) the last day of any calendar quarter, including the last day of the calendar year;
     (2) the day preceding the date as of which a contribution to the capital of the Partnership is made by any Partner in accordance with SECTION 5.1 of this Agreement;
     (3) the day on which the Partnership repurchases the Interest or portion of the Interest of any Partner in accordance with SECTION 4.5 of this Agreement;
     (4) the day as of which the Partnership admits a substituted Partner to whom or which an Interest or portion of an Interest of a Partner has been Transferred (unless the Transfer of the Interest or portion of the Interest results in no change of beneficial ownership of the Interest or portion of the Interest);
     (5) the day as of which any amount is credited to or debited against the Capital Account of any Partner, other than an amount that is credited to or debited against the Capital Accounts of all Partners in accordance with their respective Investment Percentages; or (6) December 31, or any other date that is the last day of the taxable year of the Partnership.
     “FISCAL YEAR” means the period commencing on the Closing Date and ending on March 31, 2005, and thereafter each period commencing on April 1 of each year and ending on March 31 of that year (or on the date of a final distribution made in accordance with SECTION 6.2 of this Agreement), unless the Directors designate another fiscal year for the Partnership. The taxable year of the Partnership will end on December 31 of each year, or on any other date designated by the General Partner that is a permitted taxable year-end for tax purposes.
     “FORM N-2” means the Partnership’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.
     “GENERAL PARTNER” means Hatteras Investment Management LLC, a limited liability company formed under the laws of the State of Delaware, and any other Person or Persons admitted to the Partnership as a general partner of the Partnership, collectively, in their capacities as general partners of the Partnership, and “General Partner” means any of the General

Partners. When the term General Partner is used in this Agreement and the Partnership has more than one General Partner, the term “General Partner” will refer to each General Partner.
     “HURDLE RATE” means, with respect to the Incentive Period, that rate determined from time to time by the Directors and approved in the manner contemplated by the 1940 Act; such rate initially to be the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Partnership. Hurdle Rates will not be cumulative and will be recalculated with respect to each Incentive Period. The Hurdle Rate for a given Incentive Period will be adjusted with respect to any contributions, transfers, distributions, withdrawals and repurchases applicable to the Limited Partner’s Capital Account for that Incentive Period, or portion thereof.
     “HURTLE RATE AMOUNT” means, with respect to each Limited Partner, an amount equal to the balance of the Limited Partner’s Capital Account as of the first day of the applicable Incentive Period, multiplied by the Hurdle Rate.
     “INCENTIVE PERIOD” means, with respect to a Partner’s Interest, a single Sub-Period or multiple consecutive Sub-Periods. Both the Incentive Period and the last Sub-Period within the Incentive Period terminate at the close of business on the earliest occurrence of: (1) the last day of the calendar year; (2) the date immediately prior to the effective date of a full Transfer of Interests; or (3) the date on which the Partnership dissolves.
     “INDEPENDENT DIRECTORS” mean those Directors who are not “interested persons” of the Partnership as that term is defined in the 1940 Act.
     “INTEREST” means the entire partnership interest in the Partnership at any particular time of a Partner or other Person to whom or which an Interest or portion of an Interest has been Transferred in accordance with SECTION 4.3 or 4.4 of this Agreement, including the rights and obligations of the Partner or other Person under this Agreement and the Delaware Act.
     “INVESTMENT MANAGER” means Hatteras Investment Partners LLC, a limited liability company formed under the laws of the State of Delaware, and any other Person or Persons subsequently engaged to provide investment management services to the Partnership in a similar capacity.
     “INVESTMENT PERCENTAGE” means a percentage established for each Partner on the Partnership’s books as of the first day of each Fiscal Period. The Investment Percentage of a Partner for a Fiscal Period will be determined by dividing the balance of the Partner’s Capital Account as of the commencement of the Fiscal Period by the sum of the Capital Accounts of all of the Partners as of the commencement of the Fiscal Period. The sum of the Investment Percentages of all Partners for each Fiscal Period will equal 100%.
     “LIMITED PARTNER” means any Person admitted to the Partnership as a Limited Partner of the Partnership (including any Person who or that is a General Partner when acting in the Person’s capacity as a Limited Partner) until the Partnership repurchases the entire Interest of the Person as a Limited Partner in accordance with SECTION 4.5 of this Agreement, or a substituted Limited Partner or Partners are admitted with respect to the Person’s entire Interest as a Limited Partner in accordance with SECTION 4.4 of this Agreement, in the Person’s capacity as a Limited Partner of the Partnership. For purposes of the Delaware Act, the Limited Partners will constitute a single class or group.
     “LOSS CARRYFORWARD AMOUNT” means, with respect to any Incentive Period, and to the extent not subsequently offset by allocations of profits or otherwise reduced, as described in this paragraph, the excess of: (1) a Limited Partner’s allocable share of Net Losses calculated in accordance with Section 5.4 of this Agreement (excluding amounts previously allocated to repurchased or distributed portions of the Capital Account during the Incentive Period) over (2) the Partner’s allocable share of Net Profits calculated in accordance with Section 5.4 of this Agreement (excluding amounts previously allocated to repurchased or distributed portions of the Capital Account during the Incentive Period), in each case for the current and any prior Incentive Periods. If at the end of any subsequent Incentive Period, profits allocated to a Limited Partner’s Capital Account exceed the losses allocated during that period (excluding profits and losses previously taken into account for this purpose by reason of a partial repurchase or distribution during that period), any Loss Carryforward Amount for such Partner will be reduced (but not below zero) by the amount of the excess. In addition, if any Limited Partner participates in a repurchase or receives a distribution after a Loss Carryforward Amount has been established for the Limited Partner, the Limited Partner’s Loss Carryforward Amount will be reduced on a proportionate basis by the amount by which the repurchase or distribution bears to the Limited Partner’s total Capital Account. No transferee may succeed to any portion of the Loss Carryforward Amount applicable to the Transferring Limited Partner unless the Transfer of the Interest or portion of the Interest results in no change in beneficial ownership in the Interest or portion of the Interest. The Loss Carryforward Amount for a given Incentive Period will be adjusted with respect to any contributions, transfers, distributions, withdrawals and repurchases applicable to the Limited Partner’s Capital Account for that Incentive Period, or portion thereof.
     “MANAGEMENT FEE” means the fee paid by the Partnership to the Investment Manager out of the Partnership’s assets, and debited against Limited Partners’ Capital Accounts, as provided in SECTION 3.10(A) of this Agreement.
     “NET ASSETS” means the total value of all assets of the Partnership, less an amount equal to all accrued debts, liabilities and obligations of the Partnership, calculated before giving effect to any repurchases of Interests.
     “NET PROFIT” or “NET LOSS” means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Partnership, at the close of business on the Closing Date), the amount of any Net Profit or Net Loss to be adjusted to exclude any items to be allocated among the Capital Accounts of the Partners on a basis that is not in accordance with the Investment Percentages of all Partners as of the commencement of the Fiscal Period in accordance with SECTION 5.8 of this Agreement.

     “OFFERING MATERIALS” means subscription materials provided to prospective Limited Partners in connection with an investment to be made in the Partnership.
     “ORGANIZATIONAL LIMITED PARTNER” means David B. Perkins.
     “PARTNERS” means the General Partner(s) and the Limited Partners, collectively, and “Partner” means any General Partner or Limited Partner.
     “PARTNERSHIP” means Hatteras Master Fund, L.P. and any partnership continuing the business of the Partnership after dissolution as provided in this Agreement.
     “PARTNERSHIP RETURN”, with respect to each Incentive Period applicable to a Limited Partner, is determined by dividing: (a) the excess of the Limited Partner’s allocable share of Net Profits calculated in accordance with Section 5.4 of this Agreement (including amounts previously allocated to repurchased or distributed portions of the Limited Partner’s Capital Account during the Incentive Period), over the Limited Partner’s allocable share of Net Losses calculated in accordance with Section 5.4 of this Agreement (including amounts previously allocated to repurchased or distributed portions of the Limited Partner’s Capital Account during the Incentive Period) by (b) the Limited Partner’s Capital Account balance as of the opening of business of the first day of that Incentive Period. The Partnership Return, for a given Incentive Period, will be adjusted with respect to any contributions, transfers, distributions, withdrawals and repurchases applicable to the Limited Partner’s Capital Account for that Incentive Period, or portion thereof.
     “PERFORMANCE INCENTIVE” means, with respect to each Limited Partner, 10% of the amount, determined as of the close of each Incentive Period, if any, of (1) the Limited Partner’s allocable share of Net Profits calculated in accordance with Section 5.4 of this Agreement (excluding amounts previously allocated to repurchased or distributed portions of the Limited Partner’s Capital Account during the Incentive Period), in excess of the Limited Partner’s allocable share of Net Losses calculated in accordance with Section 5.4 of this Agreement (excluding amounts previously allocated to repurchased or distributed portions of the Limited Partner’s Capital Account during that Incentive Period), above (2) the greater of (a) the Limited Partner’s Hurdle Rate Amount for a given Incentive Period or (2) the Limited Partner’s Loss Carryforward Amount, if any, for a given Incentive Period. The Performance Incentive for a given Incentive Period will be adjusted with respect to any contributions, transfers, distributions, withdrawals and repurchases applicable to the Limited Partner’s Capital Account for that Incentive Period, or portion thereof.
     “PERSON” means any individual, entity, corporation, partnership, limited liability company, joint stock company, trust, estate, joint venture, or unincorporated organization.
     “SECURITIES” means securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options on those contracts.
     “SUB-ADVISER” means an Investment Manager responsible either (1) for directly managing a portion of the assets of the Partnership or (2) for managing a special purpose investment vehicle in which the Investment Manager and the Partnership are the sole limited partners, members or interest holders.
     “SUB-PERIOD” means, with respect to a Partner’s Interest in the Partnership, the initial period that begins upon the Partnership’s commencement of investment operations (or, with respect to subsequent contributions, at the time of those contributions) and ends at the close of business on the earliest occurrence of: (1) the last day of the Fiscal Year, (2) the date immediately prior to the effective date of additional purchases of Interests, (3) the date immediately prior to the effective date of partial Transfers of Interests; or (4) the date on which the Partnership dissolves. Each Sub-Period is followed by a subsequent Sub-Period, with respect to a Partner’s then existing Interest in the Partnership; provided that the Partner continues to hold an Interest in the Partnership, the General Partner continues to serve as the general partner of the Partnership, and the Partnership is in existence. Each Sub-Period will reflect each Partner’s appropriate Interest in the Partnership during the Sub-Period.
     “TRANSFER” means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest. Verbs, adverbs or adjectives such as “Transfer,” “Transferred” and “Transferring” have correlative meanings.
     “VALUATION DATE” means any date upon which the net asset value of the Interests are valued for purposes of a repurchase, as determined by the Board of Directors.
ARTICLE II
ORGANIZATION; ADMISSION OF PARTNERS; DIRECTORS
     SECTION 2.1 FORMATION OF LIMITED PARTNERSHIP. (a) The Partnership is formed as a limited partnership pursuant to the Certificate and this Agreement. The Partners agree that their rights, duties and liabilities will be as provided in the Delaware Act, except as otherwise provided in this Agreement. The General Partner will cause the Certificate to be executed and filed in accordance with the Delaware Act and will cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates that the General Partner concludes may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the General Partner determines that the Partnership should do business, or any political subdivision or agency of any such jurisdiction, or that the General Partner determines is necessary or appropriate to effectuate, implement and continue the valid existence and business of the Partnership.
     (b) The Partnership is formed for the object and purpose of (and the nature of the business to be conducted by the Partnership is) engaging in any lawful activity for which limited partnerships may be formed under the Delaware Act and engaging in any and all activities necessary or incidental to the foregoing.
     SECTION 2.2 NAME. The name of the Partnership is “Hatteras Master Fund, L.P.” or any other name that the General Partner may adopt after the date of this Agreement upon (a) causing an appropriate amendment to this Agreement to be executed and to the Certificate to be filed in accordance with the Delaware Act and (b) sending notice of the amendment to each Limited Partner.
     SECTION 2.3 PRINCIPAL AND REGISTERED OFFICE. The Partnership will have its principal office at the principal office of the General Partner or at any other place designated from time to time by the General Partner. The Partnership’s registered agent in the State of Delaware shall be The Corporation Trust Company, and the Partnership’s registered office in the State of Delaware at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 unless the General Partner designates a different registered agent or office from time to time in accordance with the Delaware Act.
     SECTION 2.4 DURATION. The term of the Partnership will commence on the filing of the Certificate and will continue until the Partnership is dissolved and wound up and the Certificate is canceled in accordance with SECTION 6.1 of this Agreement.
     SECTION 2.5 BUSINESS OF THE PARTNERSHIP. (a) The business of the Partnership is to purchase, sell, invest and trade in Securities and engage in any financial or derivative transactions relating to Securities. Portions of the Partnership’s assets (which may constitute, in the aggregate, all of the Partnership’s assets) may be invested in Advisor Funds or Advisor Accounts that invest and trade in Securities or in separate managed accounts through which the Partnership may invest and trade in Securities, some or all of which may be advised by one or more Advisors. The Partnership may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as the General Partner, the Directors or the Investment Manager may deem necessary or advisable to carry out its objective or business.
     (b) The Partnership will operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions described in the Form N-2.
     (c) The Partnership may designate from time to time persons to act as signatories for the Partnership, including, without limitation, persons authorized to execute and deliver any filings with the Securities and Exchange Commission (the “SEC”) or applicable federal or state regulatory authorities or self-regulatory organizations.
     SECTION 2.6 GENERAL PARTNER. (a) Hatteras Investment Management LLC shall be admitted to the Partnership as the General Partner upon its execution of this Agreement. The General Partner may admit to the Partnership as an additional General Partner any Person who agrees in writing to be bound by all of the terms of this Agreement as a General Partner. The

General Partner may admit to the Partnership as a substituted General Partner any Person to which it has Transferred its Interest as the General Partner in accordance with SECTION 4.3 of this Agreement. Any substituted General Partner will be admitted to the Partnership upon the Transferring General Partner’s consenting to such admission and is authorized to, and will, continue the business of the Partnership without dissolution. The name and mailing address of the General Partner and the Capital Contribution of the General Partner will be reflected on the books and records of the Partnership. If at any time the Partnership has more than one General Partner, unless otherwise provided in this Agreement, any action allowed to be taken, or required to be taken, by the General Partners may be taken only with the unanimous approval of all of the General Partners.
     (b) Each General Partner will serve for the duration of the term of the Partnership, unless the General Partner ceases to be a General Partner in accordance with SECTION 4.1 of this Agreement.
     SECTION 2.7 LIMITED PARTNERS. (a) The General Partner may, at any time and without advance notice to or consent from any other Partner, admit to the Partnership any Person who agrees to be bound by all of the terms of this Agreement as an additional Limited Partner. The General Partner may in its absolute discretion reject subscriptions for Interests (or portions of Interests) and/or may suspend subscriptions. The admission of any Person as an additional Limited Partner will be effective upon the General Partner’s acceptance on behalf of the Partnership of such Person’s subscription for Interests and the execution and delivery by, or on behalf of, the additional Limited Partner of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. The General Partner will cause the books and records of the Partnership to reflect the name and the required contribution to the capital of the Partnership of the additional Limited Partner.
     (b) Subject to SECTION 2.10 of this Agreement, when the entire Capital Contribution attributable to an Interest for which a Partner has subscribed is paid for, that Interest will be deemed to be validly issued and fully paid and non-assessable.
     SECTION 2.8 ORGANIZATIONAL LIMITED PARTNER. Upon the admission to the Partnership of any Limited Partner, the Organizational Limited Partner shall withdraw from the Partnership as the Organizational Limited Partner and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a limited partner of the Partnership.
     SECTION 2.9 BOTH GENERAL AND LIMITED PARTNER. A Partner may be simultaneously a General Partner and a Limited Partner, in which event the Partner’s rights and obligations in each capacity will be determined separately in accordance with the terms and provisions of this Agreement and as provided in the Delaware Act.
     SECTION 2.10 LIMITED LIABILITY. Except for payment obligations under this Agreement, including Capital Contribution obligations, and as provided under applicable law, a Limited Partner will not be liable for the Partnership’s obligations in any amount in excess of the Limited Partner’s Capital Account balance, plus the Limited Partner’s share of undistributed profits and assets. Subject to applicable law, a Limited Partner may be obligated to return to the Partnership certain amounts distributed to the Limited Partner.
     SECTION 2.11 DIRECTORS. (a) The number of Directors at the date of this Agreement is fixed at not more than fourteen (14) Directors and no fewer than two (2). Thereafter, the number of Directors will be fixed from time to time by the Directors then in office, which number may be greater, or lesser, than fourteen (14), but no fewer than the minimum number of directors permitted to corporations organized under the laws of the State of Delaware, except that no reduction in the number of Directors will serve to effect the removal of any Director. Each Partner approves the delegation by the General Partner to the Directors, in accordance with SECTION 3.1 of this Agreement, of certain of the General Partner’s rights and powers.
     (b) The term of office of each Director shall be from the time of such Director’s election and qualification until his or her successor shall have been elected and shall have qualified, or until his or her status as a Director is terminated sooner in accordance with SECTION 2.11(D) of this Agreement. Except to the extent the 1940 Act requires election by Limited Partners, if any vacancy in the position of a Director occurs, including by reason of an increase in the number of Directors as contemplated by SECTION 2.11(A) of this Agreement, the remaining Directors may appoint an individual to serve in that capacity in accordance with the provisions of the 1940 Act. Independent Directors will at all times constitute at least a majority (or more if required by the 1940 Act) of the Directors then serving. An Independent Director will be replaced by another Independent Director selected and nominated by the remaining Independent Directors, or in a manner otherwise permissible under the 1940 Act.
     (c) If no Director remains, the General Partner will promptly call a meeting of the Partners, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Partnership and, if the business is to be continued, approving the appointment of the requisite number of Directors. If the Partners determine at the meeting not to continue the business of the Partnership, or if the approval of the appointment of the requisite number of Directors is not approved within 60 days after the date on which the last Director ceased to act in that capacity, then the Partnership will be dissolved in accordance with SECTION 6.1 of this Agreement and the assets of the Partnership will be liquidated and distributed in accordance with SECTION 6.2 of this Agreement.
     (d) The status of a Director will terminate (1) if the Director dies; (2) if the Director resigns as a Director; or (3) if the Director is removed in accordance with SECTION 2.11(E) of this Agreement.
     (e) Any Director may be removed with or without cause by a vote of a majority of the other Directors or by the vote or written consent of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Limited Partners.

     (f) The Directors may establish and maintain committees of the Board of Directors, and the Directors may grant to such committees the authority to, among other things: value the assets of the Partnership; select and nominate the Independent Directors of the Partnership; recommend to the Board of Directors the compensation to be paid to the Independent Directors; and recommend to the Board of Directors the firm of certified public accountants that will conduct the Partnership’s audits.
     (g) The Directors may establish or designate committees of the Board of Directors or the Partnership, whose members may include the Directors and/or other Persons who are not Directors, to provide advice and other services to the Partnership, which committees may include (but are not limited to) a committee that will value the assets of the Partnership.
     (h) The Independent Directors will receive compensation for their services as Independent Directors, as determined by the Board of Directors.
ARTICLE III
MANAGEMENT; ADVICE AND MANAGEMENT
     SECTION 3.1 MANAGEMENT AND CONTROL. (a) The General Partner delegates to the Directors those rights and powers of the General Partner necessary for the Directors to manage and control the business affairs of the Partnership and to carry out their oversight obligations with respect to the Partnership required under the 1940 Act, state law, and any other applicable laws or regulations. Rights and powers delegated to the Directors include, without limitation, the authority as Directors to oversee and to establish policies regarding the management, conduct and operation of the Partnership’s business, and to do all things necessary and proper as Directors to carry out the objective and business of the Partnership, including, without limitation, the power to engage an investment manager to provide advice and management and to remove such an investment manager, as well as to exercise any other rights and powers expressly given to the Directors under this Agreement. The Partners intend that, to the fullest extent permitted by law, and except to the extent otherwise expressly provided in this Agreement, (1) each Director is vested with the same powers and authority on behalf of the Partnership as are customarily vested in each director of a Delaware corporation and (2) each Independent Director is vested with the same powers and authority on behalf of the Partnership as are customarily vested in each director who is not an “interested person” (as that term is defined in the 1940 Act) of a closed-end, management investment company registered under the 1940 Act that is organized as a Delaware corporation. During any period in which the Partnership has no Directors, the General Partner will manage and control the Partnership. Each Director will be the agent of the Partnership but will not, for any purpose, be a General Partner. Notwithstanding the delegation described in this SECTION 3.1(A), the General Partner will not cease to be the General Partner and will continue to be liable as such and in no event will a Director be considered a General Partner by agreement, estoppel or otherwise as a result of the performance of his or her duties under this Agreement or otherwise. The General Partner retains those rights, powers and duties that have not been delegated under this Agreement. Any Director may be admitted to the Partnership in accordance with SECTION 2.7 of this Agreement and make Capital Contributions and own an Interest, in which case the Director will also become a Limited Partner.
     (b) The Partnership will file a tax return as a Partnership for U.S. federal income tax purposes. All decisions for the Partnership relating to tax matters including, without limitation, whether to make any tax elections (including the election under Section 754 of the Code), the positions to be made on the Partnership’s tax returns and the settlement or further contest or litigation of any audit matters raised by the Internal Revenue Service or any other taxing authority, will be made by the Directors. All actions (other than ministerial actions) taken by the tax matters Partner, as designated in SECTION 3.1(C) below, will be subject to the approval of the Directors.
     (c) The General Partner will be the designated tax matters Partner for purposes of the Code. Each Partner agrees not to treat, on his, her or its personal income tax return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of the item by the Partnership. The tax matters Partner will have the exclusive authority and discretion to make any elections required or permitted to be made by the Partnership under any provisions of the Code or any other revenue laws.
     (d) No Limited Partner will have any right to participate in or take any part in the management or control of the Partnership’s business, and no Limited Partner will have any right, power or authority to act for or bind the Partnership. Limited Partners will have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act and will have no right to exercise any other vote granted to Limited Partners under the Delaware Act, any such rights being vested in the Directors (or the General Partner if there are no Directors) and may be exercised without requiring the approval of the Limited Partners.
     SECTION 3.2 POWERS RESERVED BY THE GENERAL PARTNER. Notwithstanding anything in this Agreement to the contrary, the General Partner retains all rights, duties and powers to manage the affairs of the Partnership that may not be delegated under Delaware law, and that are not otherwise delegated by the General Partner to the Directors or assumed by any investment manager engaged pursuant to Section 3.1(a) of this Agreement or any other Person under the terms of any agreement between the Partnership and such investment manager or any other Person. Specifically, and without limitation, the General Partner will retain full power and authority on behalf of and in the name of the Partnership:
     (1) to issue to any Partner an instrument certifying that the Partner is the owner of an Interest;
     (2) to call and conduct meetings of Partners at the Partnership’s principal office or elsewhere as it may determine, and to assist the Directors in calling and conducting meetings of the Directors;

     (3) to engage and terminate attorneys, accountants (subject to the provisions of the 1940 Act) and other professional advisers and consultants as the General Partner deems necessary or advisable in connection with the affairs of the Partnership or as may be directed by the Directors;
     (4) to act as tax matters Partner in accordance with SECTION 3.1(C) of this Agreement, and to assist in the preparation and filing of any required tax or information returns to be made by the Partnership;
     (5) as directed by the Directors, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Partnership or any assets of the Partnership;
     (6) as directed by the Directors, to arrange for the purchase of any insurance covering the potential liabilities of the Partnership or relating to the performance of the Directors, the General Partner, any investment manager engaged pursuant to Section 3.1(a) of this Agreement or any of their principals, Partners, directors, officers, members, employees and agents;
     (7) to execute, deliver and perform any contracts, agreements and other undertakings, and to engage in activities and transactions that are necessary or appropriate for the conduct of the business of the Partnership and to bind the Partnership by those contracts, agreements, and other undertakings, PROVIDED that any persons appointed as officers of the Partnership pursuant to Section 3.3(c) of this Agreement, as directed by the Directors, may execute and deliver contracts and agreements on behalf of the Partnership and bind the Partnership to those contracts and agreements;
     (8) to make determinations regarding subscriptions for and/or the Transfer of Interests, including, without limitation, determinations regarding the suspension of subscriptions, and to execute, deliver and perform subscription agreements, placement agency agreements relating to the placement of Interests, administration agreements appointing an administrator to perform various administrative action on behalf of the Partnership, escrow agreements and custodial agreements without the consent of or notice to any other Person, notwithstanding any other provision of this Agreement;
     (9) to make determinations regarding appropriate reserves to be created for the contingent, conditional or unmatured liabilities of the Partnership;
     (10) as provided in SECTION 7.2 of this Agreement, to make determinations regarding adjustments to the computation of Net Profit or Net Loss and allocations among the Partners under ARTICLE V of this Agreement;
     (11) to manage or oversee the general administrative and operational aspects of the Partnership; and

     (12) as directed by the Directors, to establish additional classes of Limited Partners, General Partners, or Interests having separate rights, powers, or duties with respect to specified property or obligations of the Partnership or profits or losses associated with specified property or obligations of the Partnership, and having separate business purposes or investment objectives as the Directors may determine, consistent with the 1940 Act and the Delaware Act, so long as the assets and liabilities of one class is limited to the assets and liabilities of such class.
     SECTION 3.3 ACTIONS BY DIRECTORS. (a) Unless provided otherwise in this Agreement, the Directors will act only: (1) by the affirmative vote of a majority of the Directors (which majority will include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors is present either in person or, to the extent consistent with the provisions of the 1940 Act, by conference telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other; or (2) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act. A majority of the Directors then in office will constitute a quorum at any meeting of Directors.
     (b) The Directors may designate from time to time a Director or any person appointed as an officer of the Partnership pursuant to Section 3.3(c) of this Agreement or the General Partner who will preside at all meetings. Meetings of the Directors may be called by the General Partner, the Chairman of the Board of Directors, or any two Directors, and may be held on any date and at any time and place determined by the Directors. Each Director will be entitled to receive written notice of the date, time and place of a meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who attends a meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting.
     (c) The Directors may appoint from time to time agents and employees of the Partnership who will have the same powers and duties on behalf of the Partnership as are customarily vested in officers of a corporation incorporated under Delaware law, or such other powers and duties as may be designated by the Directors, in their sole discretion, and designate them as officers or agents of the Partnership by resolution of the Directors specifying their titles or functions.
     SECTION 3.4 MEETINGS OF PARTNERS. (a) Actions requiring the vote of the Partners may be taken at any duly constituted meeting of the Partners at which a quorum is present or by means of a written consent. Meetings of the Partners may be called by the General Partner, by the affirmative vote of a majority of Directors then in office, or by Partners holding at least a majority of the total number of votes eligible to be cast by all Partners, and may be held at any time, date and place determined by the General Partner in the case of meetings called by the General Partner or the Partners and at any time, date and place determined by the Directors in the case of meetings called by the Directors. In each case, the General Partner will provide notice of the meeting, stating the date, time and place of the meeting and the record date for the meeting, to each Partner entitled to vote at the meeting within a reasonable time prior to the meeting.

Failure to receive notice of a meeting on the part of any Partner will not affect the validity of any act or proceeding of the meeting, so long as a quorum is present at the meeting. Except as otherwise required by applicable law, only matters set out in the notice of a meeting may be voted on by the Partners at the meeting. The presence in person or by proxy of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the record date will constitute a quorum at any meeting of Partners. In the absence of a quorum, a meeting may be adjourned to the time or times as determined by the General Partner and communicated to the Directors in the manner described above in this SECTION 3.4(A). Except as otherwise required by any provision of this Agreement or of the 1940 Act, (1) those candidates receiving a plurality of the votes cast at any meeting of Partners called pursuant to SECTION 2.11(C) of this Agreement or elected pursuant to the requirement of SECTION 2.11(B) will be elected as Directors and (2) all other actions of the Partners taken at a meeting will require the affirmative vote of Partners holding a majority of the total number of votes eligible to be cast by those Partners who are present in person or by proxy at the meeting.
     (b) Each Partner will be entitled to cast at any meeting of Partners or pursuant to written consent a number of votes equivalent to the Partner’s Investment Percentage as of the record date for the meeting or the date of the written consent. The General Partner will establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Partners or mailing (including by electronic transmission) to the Partners of any written consent, to determine eligibility to vote at the meeting and the number of votes that each Partner will be entitled to cast at the meeting, and will maintain for each record date a list setting out the name of each Partner and the number of votes that each Partner will be entitled to cast at the meeting.
     (c) A Partner may vote at any meeting of Partners by a properly executed proxy transmitted to the Partnership at any time at or before the time of the meeting by telegram, telecopier or other means of electronic communication or other readable reproduction as contemplated by the provisions relating to proxies applicable to corporations incorporated under the laws of Delaware now or in the future in effect. A proxy may be suspended or revoked, as the case may be, by the Partner executing the proxy by a later writing delivered to the Partnership at any time prior to exercise of the proxy or if the Partner executing the proxy is present at the meeting and votes in person. Any action of the Partners that is permitted to be taken at a meeting of the Partners may be taken without a meeting if consents in writing, setting out the action to be taken, are signed by Partners holding a majority of the total number of votes eligible to be cast or any greater percentage as may be required under this Agreement to approve the action.
     SECTION 3.5 ADVICE AND MANAGEMENT. (a) The Directors will, among their powers, have the authority to cause the Partnership to engage the Investment Manager to provide Advice and Management to the Partnership under their direction, subject to the initial approval of any such engagement prior to the Closing Date by the Directors as required under the 1940 Act (including the vote of a majority of the Independent Directors at a meeting called for such purpose) and by the Organizational Limited Partner. As directed by the Directors, the Partnership and the General Partner, on behalf of the Partnership, among its powers described in SECTION 3.2 of this Agreement, will have the authority to execute, deliver and monitor the performance of any contract or agreement to provide Advice and Management to the Partnership (each, an “INVESTMENT ADVISORY AGREEMENT”). Any such Investment Advisory Agreement will require that the Investment Manager acknowledge its obligations under this Agreement.
     SECTION 3.6 CUSTODY OF ASSETS OF THE PARTNERSHIP. (a) Notwithstanding anything to the contrary in this Agreement, the General Partner will not have any authority to hold or have possession or custody of any funds, Securities or other property of the Partnership. The physical possession of all funds, Securities or other property of the Partnership will at all times be held, controlled and administered by one or more custodians retained by the Partnership. The General Partner will have no responsibility, other than that associated with the oversight and supervision of custodians retained by the Partnership, with respect to the collection of income or the physical acquisition or safekeeping of the funds, Securities or other property of the Partnership, all duties of collection, physical acquisition or safekeeping being the sole obligation of such custodians.
     (b) With respect to any Advisor Fund securities held by the Partnership as of the date on which the Partnership becomes registered with the SEC as an investment company under the 1940 Act, and during any period of time in which the Partnership remains so registered, such securities shall be under the control of one or more of the Partnership’s custodian(s), as may be engaged from time to time, pursuant to Section 17(f) of the 1940 Act and the rules thereunder, and no person shall be authorized or permitted to have access to such securities except in accordance with Section 17(f) of the 1940 Act and the rules thereunder, and consistent with the terms of the Partnership’s agreement with the relevant Partnership custodian.
     SECTION 3.7 OTHER ACTIVITIES. (a) Neither the General Partner, its principals, Partners, directors, officers, members, employees and beneficial owners nor the Directors will be required to devote full time to the affairs of the Partnership, but each will devote such time as each may reasonably be required to perform its obligations under this Agreement and under the 1940 Act.
     (b) The Investment Manager, the Directors, any Partner, and any Affiliate of any Partner may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, Partners of any Partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Partner will have any rights in or to such activities of any other Partner, the Investment Manager, the Directors or any Affiliate of any Partner or any profits derived from these activities.
     (c) The General Partner, the Investment Manager and their principals, Partners, directors, officers, members, employees and beneficial owners and the Directors, from time to time may acquire, possess, manage, hypothecate and dispose of

Securities or other investment assets, and engage in any other investment transaction for any account over which they exercise discretionary authority, including their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom or which they may provide investment advisory or other services.
     (d) To the extent that at law or in equity the Directors, the Investment Manager or the General Partner has duties (including fiduciary duties) and liabilities relating to those duties to the Partnership or to any other Partner or other Person bound by this Agreement, any such Person acting under this Agreement will not be liable to the Partnership or to any other Partner or other Person bound by this Agreement for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the General Partner, the Investment Manager or the Directors otherwise existing at law or in equity, are agreed by the Partners to replace the other duties and liabilities of the General Partner, the Investment Manager or the Directors.
     SECTION 3.8 DUTY OF CARE. (a) The Directors, the Investment Manager and the General Partner, including any officer, director, Partner, member, principal, employee or agent of any of them, will not be liable to the Partnership or to any of its Partners for any loss or damage occasioned by any act or omission in the performance of the Person’s services under this Agreement, in the absence of a final judicial decision on the merits from which no further right to appeal may be taken that the loss is due to an act or omission of the Person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Person’s duties under this Agreement.
     (b) No Director who has been designated an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto, and any rules issued thereunder by the SEC) in the Partnership’s Form N-2 or other reports required to be filed with the SEC shall be subject to any greater duty of care in discharging such Director’s duties and responsibilities by virtue of such designation than is any Director who has not been so designated.
     (c) Limited Partners not in breach of any obligation under this Agreement or under any agreement pursuant to which the Limited Partner subscribed for Interests will be liable to the Partnership, any Partner or third parties only as required by this Agreement or applicable law.
     SECTION 3.9 INDEMNIFICATION. (a) To the fullest extent permitted by law, the Partnership will, subject to SECTION 3.9(C) of this Agreement, indemnify each General Partner (including for this purpose each officer, director, member, Partner, principal, employee or agent of, or any Person who controls, is controlled by or is under common control with, a General Partner (including without limitation, Hatteras Investment Partners, LLC) or Partner of a General Partner, and their executors, heirs, assigns, successors or other legal representatives) and each Director (and his executors, heirs, assigns, successors or other legal representatives) (each such Person being referred to as an “INDEMNITEE”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been a General Partner or Director of the Partnership, or the past or present performance of services to the Partnership by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this SECTION 3.9 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. Federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this SECTION 3.9.
     (b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Partnership in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Partnership amounts paid if a determination is made that indemnification of the expenses is not authorized under SECTION 3.9(A) of this Agreement, so long as (1) the indemnitee provides security for the undertaking, (2) the Partnership is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses under this Agreement or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.
     (c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification will be provided in accordance with SECTION 3.9(A) of this Agreement if (1) approved as in the best interests of the Partnership by a majority of the Independent Directors

(excluding any Director who is either seeking indemnification under this Agreement or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Partnership and that the indemnitee is not liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (2) the Directors secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Partnership or its Partners to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.
     (d) Any indemnification or advancement of expenses made in accordance with this SECTION 3.9 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this SECTION 3.9, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this SECTION 3.9. In any suit in the name of the Partnership to recover any indemnification or advancement of expenses made in accordance with this SECTION 3.9, the Partnership will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this SECTION 3.9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this SECTION 3.9 will be on the Partnership (or any Partner acting derivatively or otherwise on behalf of the Partnership or its Partners).
     (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this SECTION 3.9 or to which he, she or it may otherwise be entitled except out of the assets of the Partnership, and no Partner will be personally liable with respect to any such claim for indemnification or advancement of expenses.
     (f) The rights of indemnification provided in this SECTION 3.9 will not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this SECTION 3.9 will affect the power of the Partnership to purchase and maintain liability insurance on behalf of any General Partner, any Director, the Investment Manager or other Person.

     (g) The General Partner may enter into agreements indemnifying Persons providing services to the Partnership to the same, lesser or greater extent as set out in this SECTION 3.9.
     SECTION 3.10 FEES, EXPENSES AND REIMBURSEMENT. (a) Subject to applicable law, the Investment Manager shall be entitled to receive such fees for services provided to the Partnership as may be agreed by the Investment Manager and the Fund pursuant to the Investment Advisory Agreement or such other agreements relating to such services.
     (b) The Partnership will compensate each Independent Director for his or her services rendered in connection with the Partnership as may be agreed to by the Independent Directors and the General Partner. In addition, the Partnership will reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties with respect to the Partnership.
     (c) The Partnership will add to all subscriptions for Interests or portions of Interests any sales charge or fee, in form and amount as determined by the General Partner, subject to approval by the Directors, payable to Placement Agents for the placement of such Interests or portions of Interests. Any sales charge or fee paid in accordance with this SECTION 3.10(C) will not constitute a Capital Contribution made by the Partner to the Partnership nor part of the assets of the Partnership.
     (d) The Partnership will bear all expenses incurred in connection with its business other than those specifically required to be borne by the Investment Manager under this Agreement or an Investment Advisory Agreement. Expenses to be borne by the Partnership include, but are not limited to, the following:
     (1) all investment-related expenses, including, but not limited to, fees paid and expenses reimbursed, directly or indirectly, to Advisors (including management fees, performance or incentive fees or allocations and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Partnership’s account, such as direct and indirect expenses associated with the Partnership’s investments, including its investments in Advisor Funds (whether or not consummated), and enforcing the Partnership’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, costs and fees for data and software (including software providers and dedicated software employed by the Partnership and designed to assist an investment manager to keep track of the investments in the Advisor Funds and Advisor Accounts), research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, in connection with the Partnership’s temporary or cash management investments), brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold but not yet purchased and margin fees;

     (2) costs associated with the registration of the Partnership, including the costs of compliance with any applicable U.S. federal and state laws;
     (3) any non-investment-related interest expense;
     (4) attorneys’ fees and disbursements associated with preparing and updating any Offering Materials and with reviewing subscription materials in connection with qualifying prospective investors or prospective holders of Transferred Interests;
     (5) fees and disbursements of any accountants engaged by the Partnership, and expenses related to the annual audit of the Partnership and compliance with any applicable U.S. Federal or state laws;
     (6) fees paid and out-of-pocket expenses reimbursed to the Partnership’s administrator;
     (7) recordkeeping, accounting, escrow and custody fees and expenses;
     (8) the costs of an errors and omissions/directors’ and officers’ liability insurance policy and a fidelity bond;
     (9) the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Limited Partners;
     (10) the Management Fee;
     (11) fees of Independent Directors and travel expenses of Directors relating to meetings of the Board of Directors and committees thereof, and costs and expenses of holding meetings of the Board of Directors and meetings of the Partners;
     (12) all costs and charges for equipment or services used in preparing or communicating information regarding the Partnership’s transactions or the valuation of its assets between the General Partner and any custodian, administrator or other agent engaged by the Partnership;
     (13) any extraordinary expenses, including indemnification expenses as provided for in SECTION 3.9 of this Agreement;
     (14) any other expenses as may be approved from time to time by the Directors, other than those required to be borne by an investment manager or the General Partner; and
     (15) the Partnership’s organization expenses and offering costs, which will initially be borne by Hatteras Investment Partners, LLC or an affiliate thereof and will be expensed by the Partnership upon commencement of operations. The Partnership will account for these expenditures, through monthly expense allocations to Limited Partners’ Capital Accounts (or at such other frequency or times as the Board of Directors may direct), for a period not to exceed the first sixty months after the Closing Date. The amount of each such expense allocation to the Limited Partners’ Capital Accounts will be determined by the Directors and Hatteras Investment Partners, LLC and will equal an amount sufficient to reimburse the Investment Manager or affiliate thereof within a sixty-month period.
     (e) Each of the Investment Manager and the General Partner will be entitled to reimbursement from the Partnership for any of the above expenses that it pays on behalf of the Partnership, other than as provided in SECTION 3.10(D)(10) above.
ARTICLE IV
TERMINATION OF STATUS OF GENERAL PARTNER;
REMOVAL OF GENERAL PARTNER; TRANSFERS AND REPURCHASES
     SECTION 4.1 TERMINATION OF STATUS OF GENERAL PARTNER. A General Partner will cease to be a general partner of the Partnership if the General Partner (a) is dissolved or otherwise terminates its existence; (b) voluntarily withdraws as General Partner (which it may do at any time in its sole discretion); (c) is removed; (d) Transfers its entire Interest as General Partner as permitted under SECTION 4.3 of this Agreement and the Person to which the Interest is Transferred is admitted as a substituted General Partner under SECTION 2.6(A) of this Agreement; or (e) otherwise ceases to be a General Partner under the Delaware Act.
     SECTION 4.2 REMOVAL OF GENERAL PARTNER. Any General Partner may be removed by the vote or written consent of Partners holding not less than a majority of the total number of votes eligible to be cast by all Partners.
     SECTION 4.3 TRANSFER OF INTEREST OF GENERAL PARTNER. A General Partner may not Transfer all or any portion of its Interest as the General Partner except to Persons who have agreed to be bound by all of the terms of this Agreement and applicable law and with the affirmative vote of Partners holding at least a majority of the total number of votes eligible to be cast by all Partners. If a General Partner Transfers its entire Interest as General Partner, it will not cease to be a General Partner unless and until the transferee is admitted to the Partnership as a substituted General Partner pursuant to SECTION 2.6(A) of this Agreement. In executing this Agreement, each Partner is deemed to have consented to any Transfer contemplated by this SECTION 4.3.
     SECTION 4.4 TRANSFER OF INTERESTS OF LIMITED PARTNERS. (a) Any Interest or portion of any Interest held by a Limited Partner may be Transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Limited Partner; or (2) under certain limited instances set out in this Agreement, with the written consent of the General Partner (which may be withheld in the

General Partner’s sole and absolute discretion). Unless the Partnership consults with legal counsel to the Partnership and counsel confirms that the Transfer will not cause the Partnership to be treated as a “publicly traded partnership” taxable as a corporation, however, the General Partner may not consent to a Transfer unless the following conditions are met: (i) the Transferring Limited Partner has been a Limited Partner for at least six months; (ii) the proposed Transfer is to be made on the effective date of an offer by the Partnership to repurchase Interests; and (iii) the Transfer is (A) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the Transferring Limited Partner (e.g., certain Transfers to affiliates, gifts and contributions to family entities), (B) to members of the Transferring Limited Partner’s immediate family (siblings, spouse, parents and children), or (C) a distribution from a qualified retirement plan or an individual retirement account. In addition, the General Partner may not consent to a Transfer unless the Person to whom or which an Interest or portion of an Interest is Transferred (or each of the Person’s equity owners if the Person is a “private investment company” as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a Person whom or which the General Partner believes is an “accredited investor” as defined in Regulation D under the 1933 Act and meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor provision of any of those rules, or is otherwise exempt from the requirements of those rules. In the event that other investor eligibility requirements are established by the Partnership, the Person to whom or which an Interest or portion of an Interest is Transferred must satisfy these other requirements. If any transferee does not meet the investor eligibility requirements described in this SECTION 4.4(A), the General Partner may not consent to the Transfer. In addition, no Limited Partner will be permitted to Transfer his, her or its Interest or portion of an Interest unless after the Transfer the balance of the Capital Account of the transferee, and of the Limited Partner Transferring less than such Partner’s entire Interest, is at least equal to the amount of the Limited Partner’s initial Capital Contribution. Any permitted transferee will be entitled to the allocations and distributions allocable to the Interest or portion of an Interest so acquired and to Transfer the Interest or portion of an Interest in accordance with the terms of this Agreement, but will not be entitled to the other rights of a Limited Partner unless and until the transferee becomes a substituted Limited Partner. If a Limited Partner Transfers an Interest or portion of an Interest with the approval of the General Partner, the General Partner will promptly take all necessary actions so that each transferee or successor to whom or to which the Interest or portion of an Interest is Transferred is admitted to the Partnership as a Limited Partner. The admission of any transferee as a substituted Limited Partner will be effective upon the execution and delivery by, or on behalf of, the substituted Limited Partner of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each Limited Partner and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Partnership in connection with any Transfer. In connection with any request to Transfer an Interest or portion of an Interest, the Partnership may require the Limited Partner requesting the Transfer to obtain, at the Limited Partner’s expense, an opinion of counsel selected by the General Partner as to such matters as the General Partner may reasonably request. If a Limited Partner Transfers its entire Interest as a Limited Partner, it will not cease to be a Limited Partner unless and until the transferee is admitted to the Partnership as a substituted Limited Partner in accordance with this SECTION 4.4(A).

     (b) Each Limited Partner will indemnify and hold harmless the Partnership, the General Partner, the Investment Manager, the Directors, each other Limited Partner and any Affiliate of the Partnership, the General Partner (including, without limitation, the Investment Manager, the Directors and each of the other Limited Partners against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which these Persons may become subject by reason of or arising from (1) any Transfer made by the Limited Partner in violation of this SECTION 4.4(B) and (2) any misrepresentation by the Transferring Limited Partner or substituted Limited Partner in connection with the Transfer. A Limited Partner Transferring an Interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Partnership in connection with the Transfer.
     SECTION 4.5 REPURCHASE OF INTERESTS. (a) Except as otherwise provided in this Agreement, no Partner or other Person holding an Interest or portion of an Interest will have the right to withdraw or tender an Interest or portion of an Interest to the Partnership for redemption or repurchase. The Directors may, from time to time, in their complete and exclusive discretion and on terms and conditions as they may determine, cause the Partnership to repurchase Interests or portions of Interests in accordance with written tenders. The Partnership will not offer, however, to repurchase Interests or portions of Interests on more than four occasions during any one Fiscal Year, unless the Partnership has been advised by its legal counsel that more frequent offers would not cause any adverse tax consequences to the Partnership or the Partners. In determining whether to cause the Partnership to repurchase Interests or portions of Interests, pursuant to written tenders, the Directors will consider the following factors, among others:
     (1) whether any Partners have requested to tender Interests or portions of Interests;
     (2) the liquidity of the Partnership’s assets (including fees and costs associated with withdrawing from Advisor Funds);
     (3) the investment plans and working capital and reserve requirements of the Partnership;
     (4) the relative economies of scale with respect to the size of the Partnership;
     (5) the history of the Partnership in repurchasing Interests or portions of Interests;
     (6) the availability of information as to the value of the Partnership’s interests in the Advisor Funds and Advisor Accounts;

     (7) existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
     (8) the anticipated tax consequences to the Partnership of any proposed repurchases of Interests or portions of Interests; and
     (9) the recommendations of the General Partner and/or the Investment Manager.
     The Directors will cause the Partnership to repurchase Interests or portions of Interests in accordance with written tenders only on terms fair to the Partnership and to all Partners and Persons holding Interests or portions of Interests acquired from Partners.
     (b) Each repurchase offer will be limited to the repurchase of approximately 5% of the Interests (but in no event to exceed the repurchase of more than 20% of the Interests per quarter). Interests are expected to be repurchased at their net asset value determined as of approximately June 30, September 30, December 31 and March 31, as applicable (each such date, a “Valuation Date”). Partners tendering Interests for repurchase shall provide written notice of their intent to so tender by a date to be specified by the General Partner, which date shall be approximately 65 days (but in no event less than 60 days) prior to the date of repurchase by the Partnership. Partners tendering their Interests may not have all such Interests accepted for repurchase by the Partnership. The Partnership may elect to repurchase less than the full amount a Partner requests to be repurchased. If a repurchase offer is oversubscribed, the Partnership will repurchase only a pro rata portion of the amount tendered by each Partner. The minimum value of a repurchase is $50,000, subject to the discretion of the General Partner to allow otherwise.
     (c) The General Partner may permit repurchases at such other times and on such other terms as it may determine in its sole and absolute discretion, varying the requirements set forth in this Section 4.5; provided that such non-conforming repurchases may be subject to a penalty of up to 5% of the amount requested to be repurchased (to be netted against withdrawal proceeds).
     (d) The Directors may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Interests.
     (e) Except as provided in SECTION 4.5(F) of this Agreement, a General Partner may tender its Interest or portion of an Interest under SECTION 4.5(A) of this Agreement only if and to the extent that, in the view of legal counsel to the Partnership, the repurchase would not jeopardize the classification of the Partnership as a partnership for U.S. federal income tax purposes.
     (f) If a General Partner ceases to serve in that capacity under SECTION 4.1 of this Agreement (other than pursuant to SECTION 4.1(D)) and the business of the

Partnership is continued in accordance with SECTION 6.1(A)(2)(B) of this Agreement, the former General Partner (or its trustee or other legal representative) may, by written notice to the Directors within 60 days of the action resulting in the continuation of the Partnership under SECTION 6.1(A)(2)(B), tender to the Partnership all or any portion of its Interest. Within 30 days after the receipt of notice, the Directors will cause the Interest or portion of an Interest to be repurchased by the Partnership for cash in an amount equal to the balance of the former General Partner’s Capital Account or applicable portion of the Capital Account. If the former General Partner does not tender to the Partnership all of its Interest as permitted by this SECTION 4.5(F), the Interest will automatically convert to and will be treated in all respects as the Interest of a Limited Partner. If the General Partner ceases to serve in this capacity under SECTION 4.1 of this Agreement (other than pursuant to SECTION 4.1(D)) and the Partnership is not continued under SECTION 6.1(A)(2)(B) of this Agreement, the liquidation and distribution provisions of ARTICLE VI of this Agreement will apply to the General Partner’s Interest.
     (g) The General Partner may cause the Partnership to repurchase an Interest or portion of an Interest of a Limited Partner or any Person acquiring an Interest from or through a Limited Partner, on terms fair to the Partnership and to the Limited Partner or Person acquiring an Interest from or through such Limited Partner, in the event that the General Partner, in its sole discretion, determines or has reason to believe that:
     (1) the Interest or portion of an Interest has been Transferred in violation of SECTION 4.4 of this Agreement, or the Interest or portion of an Interest has vested in any Person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Limited Partner;
     (2) ownership of the Interest or portion of an Interest by a Partner or other Person is likely to (A) cause the Partnership to be in violation of, or (B) (x) require registration of any Interest or portion of any Interest under, or (y) subject the Partnership to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;
     (3) continued ownership of the Interest or portion of an Interest may be harmful or injurious to the business or reputation of the Partnership, the Directors, the General Partner or the Investment Manager or any of their Affiliates, or may subject the Partnership or any of the Partners to an undue risk of adverse tax or other fiscal or regulatory consequences;
     (4) any of the representations and warranties made by a Partner or other Person in connection with the acquisition of the Interest or portion of an Interest was not true when made or has ceased to be true;
     (5) with respect to a Limited Partner subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company

Act or certain Federal Communication Commission regulations (collectively, “SPECIAL LAWS OR REGULATIONS”), such Limited Partner will likely be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold an Interest or portion of an Interest; or
     (6) it would be in the best interests of the Partnership, as determined by the General Partner or the Directors, for the Partnership to repurchase the Interest or portion of an Interest.
     (h) Payments for accepted repurchases of Interests of less than 95% of a Partner’s Capital Account generally will be paid approximately 90 days after the Valuation Date (after adjusting for fees, expenses, reserves or other allocations or repurchase) and will be subject to adjustment within 45 days after completion of the annual audit of the Partnership for the applicable Fiscal Year. Such annual audit may be delayed in the event that information necessary to complete the annual audit is not received on a timely basis from the Advisors. Payments for accepted repurchases of interests for 95% or more of a Partner’s Capital Account may be paid in two installments. Payment of an amount equal to at least 95% of the interests repurchased (after adjusting for fees, expenses, reserves or other allocations or repurchase) generally will be made approximately 90 days after the Valuation Date. Final settlement of payments in connection with the repurchased Interests generally will be made within 45 days after completion of the annual audit of the Partnership for the applicable Fiscal Year if sufficient information is received on a timely basis from the Advisors. Payments in connection with repurchased interests may be delayed if such information is delayed. Notwithstanding anything to the contrary in this SECTION 4.5(H), the Directors, in their discretion, may cause the Partnership to pay all or any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. All repurchases of Interests or portions of Interest will be subject to any and all conditions as the Directors may impose in their sole discretion. The General Partner may, in its discretion, cause the Partnership to repurchase a Limited Partner’s entire Interest, if the Limited Partner’s Capital Account balance in the Partnership, as a result of repurchase or Transfer requests by the Limited Partner, is less than a minimum amount that may be established by the General Partner from time to time in its sole discretion. Subject to the procedures of this SECTION 4.5(H), the amount due to any Partner whose Interest or portion of an Interest is repurchased will be equal to the value of the Partner’s Capital Account or portion of such Capital Account, as of the applicable Valuation Date, after giving effect to all allocations to be made to the Partner’s Capital Account as of that date. If a Limited Partner’s entire Interest is repurchased, that Limited Partner will cease to be a Limited Partner.
     (i) SPECIAL RIGHT OF REDEMPTION FOR LIMITED PARTNERS. Any Limited Partner may, in connection with the dissolution and liquidation of such Limited Partner, tender to the Partnership for redemption all of such Limited Partner’s Interest by delivering to the General Partner a written notice (in a form approved by the General

Partner) stating the Limited Partner’s request to redeem all of its Interest and the effective date of such redemption. The effective date of such redemption shall be the last Business Day of any calendar quarter, PROVIDED that such effective date shall not occur within 90 days after the General Partner actually receives the redeeming Limited Partner’s notice of redemption. In the event of such a tender for redemption, the Partnership, subject always to (a) the Partnership’s ability to liquidate sufficient Partnership investments in an orderly fashion determined by the Directors to be fair and reasonable to the Partnership and all of the Limited Partners, (b) the right of the General Partner to retain assets to pay Partnership liabilities and set aside reserves for contingencies, and (c) the General Partner’s ability to determine the value of the redeeming Limited Partner’s Interest, shall pay to such redeeming Limited Partner (i) within 90 days, or as soon as practicable thereafter, 95% of the proceeds of such redemption (such proceeds being the amount in the redeeming Limited Partner’s Capital Account as of the effective date of the redemption, less any fees and expenses incurred by the Partnership as a result of such redemption and any amounts owed by the redeeming Limited Partner to the Partnership) and (ii) promptly following the completion of the audit of the Partnership for the Fiscal Year during which the effective date of the redemption occurs, the balance of such proceeds (with interest thereon at the money market rate then in effect at the depository with which the Partnership maintains its liquid cash accounts), PROVIDED that such proceeds in either instance may be paid in cash (in U.S. dollars), by means of in-kind distribution of Partnership investments, or as a combination of cash and in-kind distribution of Partnership investments. Notwithstanding any other provision of this Agreement, the General Partner may, in its absolute discretion, refuse to pay any redemption proceeds to a redeeming Limited Partner if the General Partner suspects or is advised that the payment of any redemption proceeds to such redeeming Limited Partner may result in a breach or violation of any anti-money laundering law by any Person in any relevant jurisdiction or if such refusal is necessary to ensure compliance by the Partnership, the General Partner, the Investment Manager, or any of the Directors with any anti-money laundering law in any relevant jurisdiction.
ARTICLE V
CAPITAL
     SECTION 5.1 CONTRIBUTIONS TO CAPITAL. (a) The amount of the initial Capital Contribution of each Partner will be recorded by the Partnership upon acceptance as a contribution to the capital of the Partnership. Each Limited Partner’s entire initial Capital Contribution will be paid to the Partnership immediately prior to the Partnership’s acceptance of the Limited Partner’s subscription for Interests, unless otherwise agreed by the Partnership and such Limited Partner. The minimum initial Capital Contribution of each Limited Partner will be $100,000 or such other amount as the General Partner determines from time to time.
     (b) The Limited Partners may make additional Capital Contributions effective as of those times and in amounts as the General Partner may permit, but no Limited Partner will be obligated to make any additional Capital Contribution except to the extent provided in SECTIONS 5.5 and 5.7 of this Agreement. Each additional Capital

Contribution made by a Limited Partner (other than a contribution made pursuant to SECTIONS 5.5 and 5.7 of this Agreement) will be in the minimum amount of $25,000 or such other amount as the General Partner determines from time to time.
     (c) A General Partner may make additional Capital Contributions effective as of those times and in such amounts as it determines, and will be required to make additional Capital Contributions from time to time to the extent necessary to maintain the balance of its Capital Account at an amount, if any, necessary to ensure that the Partnership will be treated as a Partnership for U.S. federal income tax purposes. Except as provided in this SECTION 5.1 or in the Delaware Act, no General Partner will be required or obligated to make any additional contributions to the capital of the Partnership.
     (d) Subject to the provisions of the 1940 Act, and except as otherwise permitted by the General Partner, (1) initial and any additional Capital Contributions by any Partner will be payable in cash or in Securities that the General Partner, in its absolute discretion, causes the Partnership to accept, and (2) initial and any additional Capital Contributions in cash will be payable in readily available funds at the date of the proposed acceptance of the contribution. The Partnership will charge each Partner making a Capital Contribution in Securities to the capital of the Partnership an amount as may be determined by the General Partner to reimburse the Partnership for any costs incurred by the Partnership by reason of accepting the Securities, and any charge will be due and payable by the contributing Partner in full at the time the Capital Contribution to which the charges relate is due. The value of contributed Securities will be determined in accordance with SECTION 7.3 of this Agreement as of the date of contribution.
     (e) An Advisor may make Capital Contributions and own Interests in the Partnership and, in so doing, will become a Limited Partner with respect to the contributions.
     (f) The minimum initial and additional contributions set out in paragraphs (a) and (b) of this SECTION 5.1 may be increased or reduced by the General Partner from time to time. Reductions may be applied to all investors, individual investors or to classes of investors, in each case in the sole discretion of the General Partner.
     SECTION 5.2 RIGHTS OF PARTNERS TO CAPITAL. No Partner will be entitled to interest on the Partner’s Capital Contribution, nor will any Partner be entitled to the return of any capital of the Partnership except (a) upon the repurchase by the Partnership of all or a portion of the Partner’s Interest in accordance with SECTION 4.5 of this Agreement, (b) in accordance with the provisions of SECTION 5.7 of this Agreement or (c) upon the liquidation of the Partnership’s assets in accordance with SECTION 6.2 of this Agreement. Except as specified in the Delaware Act, or with respect to distributions or similar disbursements made in error, no Partner will be liable for the return of any such amounts. To the fullest extent permitted by applicable law, no Partner will have the right to require partition of the Partnership’s property or to compel any sale or appraisal of the Partnership’s assets.

     SECTION 5.3 CAPITAL ACCOUNTS. (a) The Partnership will maintain a separate Capital Account for each Partner.
     (b) Each Partner’s Capital Account will have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with SECTION 7.3 of this Agreement) constituting the Partner’s initial Capital Contribution.
     (c) Each Partner’s Capital Account will be increased by the sum of (1) the amount of cash and the value of any Securities (determined in accordance with SECTION 7.3 of this Agreement) constituting additional Capital Contributions by the Partner permitted under SECTION 5.1 of this Agreement, plus (2) any amount credited to the Partner’s Capital Account under SECTIONS 5.4 through 5.8 of this Agreement.
     (d) Each Partner’s Capital Account will be reduced by the sum of (1) the amount of any repurchase of the Interest or portion of the Interest of the Partner or distributions to the Partner under SECTION 4.5, 5.10 or 6.2 of this Agreement that are not reinvested, plus (2) any amounts debited against the Partner’s Capital Account under SECTIONS 5.4 through 5.8 of this Agreement.
     (e) In the event all or a portion of the Interest of a Partner is Transferred in accordance with the terms of this Agreement, the transferee will succeed to the Capital Account of the transferor to the extent of the Transferred Interest or portion of an Interest.
     (f) Subject to SECTION 5.7 of this Agreement, no Partner will be required to pay to the Partnership or any other Partner any deficit in such Partner’s Capital Account upon dissolution of the Partnership or otherwise.
     SECTION 5.4 ALLOCATION OF NET PROFIT AND LOSS. Subject to Sections 5.6 and 5.8 of this Agreement, as of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period will be allocated among and credited to or debited against the Capital Accounts of the Partners in accordance with their respective Investment Percentages for the Fiscal Period.
     SECTION 5.5 ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES. (a) If the Partnership incurs a withholding tax or other tax obligation with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of the Partnership or the General Partner, will cause the amount of the obligation to be debited against the Capital Account of the Partner when the Partnership pays the obligation, and any amounts then or in the future distributable to the Partner will be reduced by the amount of the taxes. If the amount of the taxes is greater than any distributable amounts, then the Partner and any successor to the Partner’s Interest or portion of an Interest will pay to the Partnership as a Capital Contribution, upon demand by the General Partner, the amount of the excess. A General Partner will not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner that may be eligible for the reduction or exemption, except that, in the event that the General Partner determines that a Partner is eligible for a refund of any withholding tax, the General Partner may, at the request and expense of the Partner, assist the Partner in applying for such refund.

     (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Partnership, to the extent determined by the General Partner to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Partners, will be charged to only those Partners on whose behalf the payments are made or whose particular circumstances gave rise to such payments. The charges will be debited from the Capital Accounts of the Partners as of the close of the Fiscal Period during which the items were paid or accrued by the Partnership.
     SECTION 5.6 PERFORMANCE INCENTIVE.
     (a) So long as the General Partner continues to serve in that capacity, and for each Limited Partner for which the Partnership Return earned by the Limited Partner for the applicable Incentive Period exceeds the greater of the Hurdle Rate for that Incentive Period or (2) the Loss Carryforward Amount, if any, the Performance Incentive will be debited against the Capital Account of that Limited Partner as of the last day of the Incentive Period, and the amount so debited will be credited simultaneously to the Capital Account of the General Partner, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of the Partners as have been designated in any written notice delivered by the General Partner to the Partnership within 90 days after the close of the Incentive Period.
     (b) Within 30 days after the close of each Incentive Period with respect to each Limited Partner, the General Partner may withdraw up to 100% of the Performance Incentive (computed on the basis of unaudited data) that was credited to the Capital Account of the General Partner, and debited from the Limited Partner’s Capital Account with respect to the Incentive Period. The Partnership may pay the General Partner the undrawn balance, if any, of the Performance Incentive (subject to audit adjustments) within 30 days after the completion of the audit of the Partnership’s accounts pursuant to Section 7.1 of this Agreement.
     SECTION 5.7 RESERVES. (a) The General Partner may cause appropriate reserves to be created, accrued and charged by the Partnership against Net Assets and proportionately against the Capital Accounts of the Partners for contingent liabilities, if any, as of the date any contingent liability becomes known to the General Partner, the reserves to be in the amounts that the General Partner in its sole discretion deems necessary or appropriate. The General Partner may increase or reduce any reserves from time to time by amounts as it in its sole discretion deems necessary or appropriate. The amount of any reserve, or any increase or decrease in a reserve, will be proportionately charged or credited to the Capital Accounts of those Persons who or that are Partners at the time the reserve is created, or increased or decreased, except that if any individual reserve item, adjusted by any increase in the item, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all of those Partners, then the amount of the reserve, increase or decrease may instead, at the discretion of the General Partner, be charged or credited to those Persons who or that were Partners at the time, as determined by the General Partner in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.
     (b) If any amount is required by SECTION 5.7(A) of this Agreement to be charged or credited to a Person who or that is no longer a Partner, the amount will be paid by or to the party, in cash, with interest from the date on which the General Partner determines that the charge or credit is required. In the case of a charge, the former Partner will be obligated to pay as a Capital Contribution the amount of the charge, plus interest as provided in this SECTION 5.7(B), to the Partnership on demand, except that (1) in no event will a former Partner be obligated to make a payment exceeding the amount of the Partner’s Capital Account at the time to which the charge relates and (2) no demand will be made after the expiration of three years from the date on which the Person ceased to be a Partner. To the extent that a former Partner fails to pay to the Partnership, in full, any amount required to be charged to the former Partner under SECTION 5.7 of this Agreement, the deficiency will be charged proportionately to the Capital Accounts of the Partners at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Partners.
     SECTION 5.8 ALLOCATION TO AVOID CAPITAL ACCOUNT DEFICITS. To the extent that any debits under SECTIONS 5.4 through 5.7 of this Agreement would reduce the balance of the Capital Account of any Limited Partner below zero, that portion of any such debits will be allocated instead to the Capital Account of the General Partner. Any credits in any subsequent Fiscal Period that otherwise would be allocable under SECTIONS 5.4 through 5.7 of this Agreement to the Capital Account of any Limited Partner previously affected by the application of this SECTION 5.8 will instead be allocated to the Capital Account of the General Partner in amounts necessary to offset all previous debits attributable to the Limited Partner, made in accordance with this SECTION 5.8, that have not been recovered.
     SECTION 5.9 TAX ALLOCATIONS. For each taxable year of the Partnership, items of income, deduction, gain, loss or credit will be allocated for income tax purposes among the Partners in a manner so as to reflect equitably amounts credited or debited to each Partner’s Capital Account for the current and prior taxable years (or relevant portions of those years). Allocations under this SECTION 5.9 will be made in accordance with the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations promulgated under these Sections, or the successor provisions to such Sections and Regulations. Notwithstanding anything to the contrary in this Agreement, the Partnership will allocate to the Partners those gains or income necessary to satisfy the “qualified income offset” requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d). If the Partnership realizes net capital gains for U.S. federal income tax purposes for any taxable year during or as of the end of which one or more Positive Basis Partners (as defined in this SECTION 5.9) withdraw from the Partnership under ARTICLE IV or VI of this Agreement, the General Partner may elect to allocate net gains as follows: (a) to allocate net gains among Positive Basis Partners, in proportion to the Positive Basis (as defined in this SECTION 5.9) of each Positive Basis Partner, until either the full amount of the net gains has been so allocated or the Positive Basis of each Positive Basis Partner has been eliminated, and (b) to allocate any net gains not so allocated to Positive Basis Partners to the other Partners in a manner that reflects equitably the amounts credited to the Partners’ Capital Accounts. If the Partnership realizes capital losses for U.S. federal income tax purposes for any Fiscal Year during or as of the end of which one or more Negative Basis Partners (as defined in this SECTION 5.9) withdraw from the Partnership under ARTICLE IV or VI of this Agreement, the General Partner may elect to allocate net losses as follows: (i) to allocate net losses among Negative Basis Partners, in proportion to the Negative Basis (as defined in this SECTION 5.9) of each Negative Basis Partner, until either the full amount of net losses will have been so allocated or the Negative Basis of each Negative Basis Partner has been eliminated, and (ii) to allocate any net losses not so allocated to Negative Basis Partners, to the other Partners in a manner that reflects equitably the amounts credited to the Partners’ Capital Accounts. As used in this SECTION 5.9, the term “POSITIVE BASIS” means, with respect to any Partner and as of any time of calculation, the amount by which the total of the Partners’ Capital Accounts as of that time exceeds the Partner’s “adjusted tax basis,” for U.S. federal income tax purposes, in the Partner’s Interest in the Partnership as of that time (determined without regard to any adjustments made to the “adjusted tax basis” by reason of any Transfer or assignment of the Interest, including by reason of death). As used in this SECTION 5.9, the term “POSITIVE BASIS PARTNER” means any Partner who or that withdraws from the Partnership and who or that has a Positive Basis as of the effective date of the Partner’s withdrawal. As used in this SECTION 5.9, the term “NEGATIVE BASIS” means, with respect to any Partner and as of any time of calculation, the amount by which the Partner’s “adjusted tax basis,” for U.S. federal income tax purposes, in the Partner’s Interest in the Partnership as of that time (determined without regard to any adjustments made to the “adjusted tax basis” by reason of any Transfer or assignment of the Interest, including by reason of death, and without regard to such Partner’s share of the liabilities of the Partnership under section 752 of the Code) exceeds the Partner’s Capital Account as of such time. As used in this SECTION 5.9, the term “NEGATIVE BASIS PARTNER” means any Partner who or that withdraws from the Partnership and who or that has a Negative Basis as of the effective date of the Partner’s withdrawal.
     SECTION 5.10 DISTRIBUTIONS. (a) The General Partner may cause the Partnership to make distributions in cash or in kind at any time to all of the Partners on a proportionate basis in accordance with the Partners’ Investment Percentages.
     (b) The General Partner may withhold taxes from any distribution to any Partner to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Partnership with respect to any amount distributed by the Partnership to any Partner will be deemed to be a distribution or payment to the Partner, reducing the amount otherwise distributable to the Partner under this Agreement and reducing the Capital Account of the Partner. Neither the General Partner nor the Directors will be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner that may be eligible for reduction or exemption. To the extent that a Partner claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Partner will furnish the Partnership with any information and forms that the Partner may be required to complete if necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Partner represents and warrants that any information and forms furnished by the Partner will be true and accurate and agrees to indemnify the Partnership and each of the Partners from any and all losses, claims, damages, liabilities costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to the withholding taxes (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses).
     (c) Notwithstanding any provision to the contrary contained in this Agreement, the Partnership and the General Partner on behalf of the Partnership will not repurchase any Interest or portion of an Interest or make a distribution to any Partner on account of the Partner’s Interest or portion of an Interest, if such repurchase or distribution would violate the Delaware Act or other applicable law.

ARTICLE VI
DISSOLUTION AND LIQUIDATION
     SECTION 6.1 DISSOLUTION. (a) The Partnership will be dissolved if at any time it has no Limited Partners or upon the occurrence of any of the following events:
     (1) upon the affirmative vote to dissolve the Partnership by both (A) a majority of the Directors (including the vote of a majority of the Independent Directors) and (B) Partners holding at least two-thirds of the total number of votes eligible to be cast by all Partners;
     (2) upon either of: (A) an election by the General Partner to dissolve the Partnership, which election the General Partner may make in its absolute discretion without being required to give any reason therefor, or (B) a General Partner’s ceasing to be a General Partner in accordance with SECTION 4.1 of this Agreement (other than in conjunction with a Transfer of the Interest of a General Partner in accordance with SECTION 4.3 of this Agreement to a Person who or that is admitted as a substituted General Partner under SECTION 2.6(A) of this Agreement), unless, as to the event described in clause (B) of this SECTION 6.1(A)(2), (i) the Partnership has at least one other General Partner who or that is authorized to and does carry on the business of the Partnership, or (ii) both the Directors and Partners holding not less than three-fifths of the total number of votes eligible to be cast by all Partners elect within 60 days after the event to continue the business of the Partnership and a Person to be admitted to the Partnership, effective as of the date of the event, as an additional General Partner who has agreed to make the contributions to the capital of the Partnership required to be made under SECTION 5.1(C) of this Agreement;
     (3) upon the failure of Partners to approve successor Directors at a meeting called by the General Partner in accordance with SECTION 2.11(C) of this Agreement when no Director remains to continue the business of the Partnership; or
     (4) as otherwise required by operation of law.
Dissolution of the Partnership will be effective on the later of the day on which the event giving rise to the dissolution occurs or, to the extent permitted by the Delaware Act, the conclusion of any applicable 60-day period during which the Directors and Partners elect to continue the business of the Partnership as provided in SECTION 6.1(A)(2), but the Partnership will not terminate until the assets of the Partnership have been liquidated in accordance with SECTION 6.2 of this Agreement and the Certificate has been canceled.
     (b) Except as provided in SECTION 6.1(A) of this Agreement or in the Delaware Act, the death, adjudicated incompetence, dissolution, termination, liquidation, bankruptcy, reorganization, merger, sale of substantially all of the stock or assets of, or other change in the ownership or nature of a Partner, the admission to the Partnership of a new Partner, the withdrawal of a Partner from the Partnership, or the Transfer by a Partner of the Partner’s Interest or a portion of the Interest to a third party will not cause the Partnership to dissolve.
     SECTION 6.2 LIQUIDATION OF ASSETS. (a) Upon the dissolution of the Partnership as provided in SECTION 6.1 of this Agreement, the General Partner will promptly liquidate the business and administrative affairs of the Partnership, except that if the General Partner is unable to perform this function, a liquidator elected by Partners holding a majority of the total number of votes eligible to be cast by all Partners and whose fees and expenses will be paid by the Partnership will promptly liquidate the business and administrative affairs of the Partnership. Net Profit and Net Loss during the period of liquidation will be allocated in accordance with ARTICLE V of this Agreement. Subject to the Delaware Act, the proceeds from liquidation (after establishment of appropriate reserves for all claims and obligations, including all contingent, conditional or unmatured claims and obligations in an amount that the General Partner or liquidator deems appropriate in its sole discretion as applicable) will be distributed in the following manner:
     (1) the debts of the Partnership, other than debts, liabilities or obligations to Limited Partners, and the expenses of liquidation (including legal and accounting fees and expenses incurred in connection with the liquidation), up to and including the date on which distribution of the Partnership’s assets to the Partners has been completed, will first be paid on a proportionate basis;
     (2) any debts, liabilities or obligations owing to the Limited Partners will be paid next in their order of seniority and on a proportionate basis; and
     (3) the Partners are paid next on a proportionate basis the positive balances of their Capital Accounts after giving effect to all allocations to be made to the Partners’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this SECTION 6.2(A)(3).
     (b) Notwithstanding the provisions of this SECTION 6.2, upon dissolution of the Partnership, subject to the Delaware Act and the priorities set out in SECTION 6.2(A) of this Agreement, the General Partner or liquidator may distribute ratably in kind any assets of the Partnership. If any in-kind distribution is to be made under this SECTION 6.2(B), (1) the assets distributed in kind will be valued in accordance with SECTION 7.3 of this Agreement as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under SECTION 6.2(A) of this Agreement, and (2) any profit or loss attributable to property distributed in kind will be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of the distribution. Notwithstanding any provision of this Agreement to the contrary, the General Partner may compel a Partner to accept a distribution of any asset in kind from the Partnership even if the percentage of the asset distributed to the Partner exceeds a percentage of the asset that is equal to the percentage in which the Partner shares in distributions from the Partnership.
ARTICLE VII
ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
     SECTION 7.1 ACCOUNTING AND REPORTS. (a) The Partnership will adopt for tax accounting purposes any accounting method that the General Partner decides in its sole discretion is in the best interests of the Partnership. The Partnership’s accounts will be maintained in U.S. currency.
     (b) As soon as practicable after the end of each taxable year of the Partnership, the Partnership will furnish to Partners information regarding the operation of the Partnership and the Partners’ Interests as is necessary for Partners to complete U.S. Federal and state income tax or information returns and any other tax information required by U.S. Federal or state law. To the extent such information may be delayed due to delayed reporting by Advisors with whom the Partnership invests, the Partners may be required to file extensions of the filing dates for their income tax returns at the Federal, state and local levels.
     (c) Except as otherwise required by the 1940 Act, or as may otherwise be permissible under other applicable law, the Partnership will furnish to each Limited Partner a semiannual report and an annual report containing the information required by the 1940 Act as soon as practicable. The Partnership will cause financial statements contained in each annual report furnished under this SECTION 7.1 to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Partnership may furnish to each Partner any other periodic reports the General Partner deems necessary or appropriate in its discretion.
     (d) The General Partner will notify the Directors of any change in the holders of interests of the General Partner within a reasonable time after the change.
     SECTION 7.2 DETERMINATIONS BY GENERAL PARTNER. (a) All matters concerning the determination and allocation among the Partners of the amounts to be determined and allocated pursuant to ARTICLE V of this Agreement, including any taxes on those amounts and accounting procedures applicable with respect to those amounts, will be determined by the General Partner unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law. Any such determinations and allocations will be final and binding on all of the Partners.
     (b) The General Partner may make any adjustments to the computation of Net Profit and/or Net Loss, or any components (withholding any items of income, gain, loss or deduction) constituting Net Profit and/or Net Loss as the General Partner deems appropriate to reflect fairly and accurately the financial results of the Partnership and the intended allocation of Net Profit and/or Net Loss among the Partners.
     SECTION 7.3 VALUATION OF ASSETS. (a) Except as may be required by the 1940 Act, the Directors will value or cause to have valued any Securities or other assets and liabilities of the Partnership as of the close of business on the last day of each Fiscal Period and at such other times as the Directors may determine, in their discretion, in accordance with valuation procedures as established from time to time by the Directors. Assets of the Partnership invested in an Advisor Fund or Advisor Account will be valued in accordance with the terms and conditions of the agreement or other document governing the operation of the Advisor Fund or Advisor Account. In determining the value of the assets of the Partnership, no value will be placed on the goodwill or name of the Partnership, or the office records, files, statistical data or any similar intangible assets of the Partnership not normally reflected in the Partnership’s accounting records. Any items of income earned but not received, expenses incurred but not yet paid, liabilities fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to the valuation date will, however, be taken into account in determining the value of the Partnership’s assets.
     (b) Subject to the provisions of the 1940 Act, the value of Securities and other assets of the Partnership and the net asset value of the Partnership as a whole determined pursuant to this SECTION 7.3 will be conclusive and binding on all of the Partners and all Persons claiming through or under them.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
     SECTION 8.1 AMENDMENT OF PARTNERSHIP AGREEMENT. (a) Except as otherwise provided in this SECTION 8.1, this Agreement may be amended, in whole or in part, with the approval of a majority of the Directors (including the vote of a majority of the Independent Directors, but only if such vote is required by the 1940 Act), except that any amendment also must be approved by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership if such vote is required by the 1940 Act.
     (b) Any amendment that would:
     (1) increase the obligation of a Partner to make any Capital Contribution,
     (2) reduce the Capital Account of a Partner other than in accordance with ARTICLE V of this Agreement, or
     (3) modify the events causing the dissolution of the Partnership, may be made only if (A) the written consent of each Partner adversely affected by the proposed action is obtained prior to the effectiveness of the action or (B) the amendment does not become effective until (i) each Limited Partner has received written notice of the amendment and (ii) any Limited Partner objecting to the amendment has been afforded a reasonable opportunity (under procedures prescribed by the General Partner in its sole discretion) to tender the Partner’s entire Interest for repurchase by the Partnership. Notwithstanding the preceding sentence or the provisions of SUBSECTION 8.1(C), any amendment that would alter the provisions of SECTION 8.1 relating to the material amendment of this Agreement or the provisions of SECTION 3.8 of this Agreement relating to indemnification may be made only with the unanimous consent of the Partners and, to the extent required by the 1940 Act, approval of a majority of the Directors (and, if so required, a majority of the Independent Directors).
     (c) Notwithstanding the provisions of SECTIONS 8.1(A) and 8.1(B) of this Agreement, the General Partner, at any time without the consent of any other Partner, may:
     (1) restate this Agreement, together with any amendments to this Agreement that have been duly adopted in accordance with the provisions of this Agreement to incorporate the amendments in a single, integrated document;
     (2) amend this Agreement (other than with respect to the matters described in SECTION 8.1(B) of this Agreement) to change the name of the Partnership in accordance with SECTION 2.2 hereof or to effect compliance with any applicable law or regulation, including, without limitation, to satisfy the requirements of applicable U.S. banking law or regulation, or to cure any ambiguity or to correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement, so long as the action does not adversely affect the rights of any Partner in any material respect; and
     (3) amend this Agreement to make any changes necessary or desirable, based on advice of legal counsel to the Partnership, to assure the Partnership’s continuing eligibility to be classified for U.S. federal income tax purposes as a Partnership that is not treated as a corporation for tax purposes under the Code; subject, however, to the limitation that any material amendment to this Agreement under SECTION 8.1(c)(2) or (3) of this Agreement will be valid only if approved by a majority of the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act).
     (d) The General Partner will give prior written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by SECTION 8.1(C)(1) of this Agreement) to each Partner, which notice sets out (1) the text of the proposed amendment or (2) a summary of the amendment and a statement that the text of the amendment will be furnished to any Partner upon request.
     SECTION 8.2 SPECIAL POWER OF ATTORNEY. (a) Each Partner irrevocably makes, constitutes and appoints the General Partner and each of the Directors, acting severally, and any liquidator of the Partnership’s assets appointed pursuant to SECTION 6.2 of this

Agreement with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, the Partner, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:
     (1) any amendment to this Agreement;
     (2) any amendment to the Certificate, including, without limitation, any such amendment required to reflect any amendments to this Agreement, and including, without limitation, an amendment to effectuate any change in the membership of the Partnership; and
     (3) all other such instruments, documents and certificates that, in the view of legal counsel to the Partnership, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the General Partner determines that the Partnership should do business, or any political subdivision or agency of any such jurisdiction, or that legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Partnership as a limited partnership under the Delaware Act.
     (b) Each Partner is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Partnership without the Partner’s consent. Each Partner agrees that if an amendment to the Certificate or this Agreement or any action by or with respect to the Partnership is taken in the manner contemplated by this Agreement, notwithstanding any objection that the Partner may assert with respect to the action, the attorneys-in-fact appointed under this Agreement are authorized and empowered, with full power of substitution, to exercise the authority granted in this SECTION 8.2 in any manner that may be necessary or appropriate to permit the amendment to be made or action lawfully taken or omitted. Each Partner is fully aware that each Partner will rely on the effectiveness of this special power of attorney with a view to the orderly administration of the affairs of the Partnership.
     (c) The power of attorney contemplated by this SECTION 8.2 is a special power of attorney and is coupled with an interest in favor of the General Partner and each of the Directors, acting severally, and any liquidator of the Partnership’s assets appointed under SECTION 6.2 of this Agreement, and as such the power of attorney:
     (1) will be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Person granting the power of attorney, regardless of whether the Partnership, the General Partner, the Directors or any liquidator has had notice of the death or incapacity; and
     (2) will survive the delivery of a Transfer by a Partner of the whole or any portion of the Partner’s Interest, except that, when the transferee of an Interest or portion of an Interest has been approved by the General Partner for admission to the Partnership as a substituted Partner, the power of attorney given by the transferor will survive the delivery of the assignment for the sole purpose of enabling the General Partner, the Directors or any liquidator to execute, acknowledge and file any instrument necessary to effect the substitution.
     SECTION 8.3 NOTICES. Notices that may or are required to be provided under this Agreement will be made to a Partner by hand delivery, regular mail (registered or certified mail return receipt requested in the case of notice to the General Partner), commercial courier service, telecopier, or electronic mail (with a confirmation copy by registered or certified mail in the case of notices to the General Partner by telecopier or electronic mail), and will be addressed to the Partner at his, her or its address as set out in the books and records of the Partnership (or to any other address as may be designated by any Partner by notice addressed to the General Partner in the case of notice given to any Partner, and to each of the Partners in the case of notice given to the General Partner). Notices will be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telecopier or by electronic mail. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.
     SECTION 8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Partners and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the Partners may not be Transferred or delegated except as provided in this Agreement, and any attempted Transfer or delegation of those rights and obligations that is not made in accordance with the terms of this Agreement will be void.
     SECTION 8.5 CHOICE OF LAW; ARBITRATION. (a) Notwithstanding the location at which this Agreement is executed by any of the Partners, the Partners expressly agree that all the terms and provisions of this Agreement are governed by and will be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of the State of Delaware.
     (b) To the extent such action is consistent with the provisions of the 1940 Act and any other applicable law, except as provided in SECTION 8.10(B) of this Agreement, each Partner agrees to submit all controversies arising between or among Partners or one or more Partners and the Partnership in connection with the Partnership or its businesses or concerning any transaction, dispute or the construction, performance or breach of this Agreement or any other agreement relating to the Partnership, whether entered into prior to, on or subsequent to the date of this Agreement, to arbitration in accordance with the provisions set out in this SECTION 8.5. EACH PARTNER UNDERSTANDS THAT ARBITRATION IS FINAL AND BINDING ON THE PARTNERS AND THAT THE PARTNERS IN EXECUTING THIS AGREEMENT ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

     (c) Controversies will be finally settled by, and only by, arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (the “AAA”) to the fullest extent permitted by law. The place of arbitration will be Raleigh, North Carolina. Any arbitration under this SECTION 8.5 will be conducted before a panel of three arbitrators. The Partner or Partners initiating arbitration under this SECTION 8.5 will appoint one arbitrator in the demand for arbitration. The Partner or Partners against whom or which arbitration is sought will jointly appoint one arbitrator within 30 Business Days after notice from the AAA of the filing of the demand for arbitration. The two arbitrators nominated by the Partners will attempt to agree on a third arbitrator within 30 Business Days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the third arbitrator within the 30-day period, then the AAA will appoint the third arbitrator within 30 Business Days following the expiration of the 30-day period. Any award rendered by the arbitrators will be final and binding on the Partners, and judgment upon the award may be entered in the supreme court of the state of New York and/or the U.S. District Court for the Southern District of New York, or any other court having jurisdiction over the award or having jurisdiction over the Partners or their assets. The arbitration agreement contained in this SECTION 8.5 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award. In the event of arbitration as provided in this SECTION 8.5, the arbitrators will be governed by and will apply the substantive (but not procedural) law of Delaware, to the exclusion of the principles of the conflicts of law of Delaware. The arbitration will be conducted in accordance with the procedures set out in the commercial arbitration rules of the AAA. If those rules are silent with respect to a particular matter, the procedure will be as agreed by the Partners, or in the absence of agreement among or between the Partners, as established by the arbitrators. Notwithstanding any other provision of this Agreement, this SECTION 8.5(C) will be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Uniform Arbitration Act (10 Del. C. ss. 5701 ET SEQ.) (the “DELAWARE ARBITRATION ACT”). If, nevertheless, it is determined by a court of competent jurisdiction that any provision or wording of this SECTION 8.5(C), including any rules of the AAA, are invalid or unenforceable under the Delaware Arbitration Act or other applicable law, such invalidity will not invalidate all of this SECTION 8.5(C). In that case, this SECTION 8.5(C) will be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this SECTION 8.5(C) will be construed to omit such invalid or unenforceable provision.
     SECTION 8.6 NOT FOR BENEFIT OF CREDITORS. The provisions of this Agreement are intended only for the regulation of relations among past, existing and future Partners, their assignees and the Partnership. This Agreement is not intended for the benefit of non-Partner creditors and, except to the extent provided in SECTION 3.8 of this Agreement, no rights are granted to non-Partner creditors under this Agreement.
     SECTION 8.7 CONSENTS. Any and all consents, agreements or approvals provided for or permitted by this Agreement (including minutes of any meeting) must be in writing and a signed copy of any such consent, agreement or approval will be filed and kept with the books of the Partnership.
     SECTION 8.8 MERGER AND CONSOLIDATION. (a) The Partnership may merge or consolidate with or into one or more limited partnerships formed under the Delaware Act or other business entities under an agreement of merger or consolidation that has been approved in the manner contemplated by the Delaware Act.
     (b) Notwithstanding anything to the contrary in this Agreement, an agreement of merger or consolidation approved in accordance with the Delaware Act may, to the extent permitted by the Delaware Act, (1) effect any amendment to this Agreement, (2) effect the adoption of a new Partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation, or (3) provide that the Partnership agreement of any other constituent Partnership to the merger or consolidation (including a limited partnership formed for the purpose of consummating the merger or consolidation) will be the Partnership agreement of the surviving or resulting limited partnership.
     (c) The Partnership may convert to another Delaware business entity in accordance with the Delaware Act upon the approval of the Partners representing a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership.
     SECTION 8.9 PRONOUNS. All pronouns used in this Agreement will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or Persons, firm or entity may require in the context in which they are used.
     SECTION 8.10 CONFIDENTIALITY. (a) A Limited Partner may obtain from the General Partner, upon reasonable demand for any purpose reasonably related to the Limited Partner’s Interest in the Partnership, information regarding the affairs of the Partnership as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing the information and documents to be furnished, at what time and location and at whose expense) established by the General Partner in its sole discretion.
     (b) Each Limited Partner agrees in executing this Agreement that, except as required by applicable law or any regulatory body, the Limited Partner will not divulge, furnish or make accessible to any other Person the name or address (whether business, residence or mailing) of any Limited Partner (collectively, “CONFIDENTIAL INFORMATION”) without the prior written consent of the General Partner, which consent may be withheld in its sole discretion.
     (c) Each Partner recognizes that in the event that this SECTION 8.10 is breached by any Partner or any of its principals, Partners, members, directors, officers, employees or agents or any of the Partner’s Affiliates, including any of the Affiliate’s principals, Partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Partners and the Partnership. In recognition of that irreparable injury, any non-breaching Partner may have, in addition to any and all other remedies at law or in equity to which the non-breaching Partner and the Partnership may be entitled, the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection with obtaining the equitable relief. If any non-breaching Partner or the Partnership (“INITIATING NON-BREACHING PARTY”) determines that any other Partner or any of that Partner’s principals, Partners, members, directors, officers, employees or agents or any of the Partner’s Affiliates, including any of the Affiliates’ principals, Partners, members, directors, officers, employees or agents, should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Partners agrees to join the non-breaching Initiating Non-Breaching Party in pursuing injunctive relief in a court of appropriate jurisdiction.
     (d) The General Partner will have the right to keep confidential from the Limited Partners, for any period of time as the General Partner deems reasonable in its sole discretion, any information that the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interest of the Partnership or could damage the Partnership or its business or that the Partnership is required by law or by agreement with a third party to keep confidential.
     SECTION 8.11 CERTIFICATION OF NON-FOREIGN STATUS. Each Limited Partner or transferee of an Interest or a portion of an Interest from a Limited Partner who or that is admitted to the Partnership in accordance with this Agreement will certify, upon admission to the Partnership and at any other time as the General Partner may request, whether the Limited Partner or transferee is a “United States Person” within the meaning of the Code on forms to be provided by the Partnership, and will notify the Partnership within 30 days of any change in the status of the Limited Partner or transferee. Any Limited Partner or transferee who or that fails to provide certification when requested to do so by the General Partner may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.
     SECTION 8.12 SEVERABILITY. Each Partner agrees that the Partner intends that, if any provision of this Agreement is determined by a court of competent jurisdiction or regulatory authority with jurisdiction over the Partnership, the General Partner or the Investment Manager not to be enforceable in the manner set out in this Agreement, then the provision should be enforceable to the maximum extent possible under applicable law. If any provision of this Agreement is held to be invalid or unenforceable, the invalidation or unenforceability will not affect the validity or enforceability of any other provision of this Agreement (or portion of the provision).
     SECTION 8.13 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the Partners pertaining to the subject matter of this Agreement and supersedes all prior agreements and understandings pertaining to that subject matter.

     Notwithstanding any other provision of this Agreement, including SECTION 8.1, each Partner, in executing this Agreement, acknowledges and agrees that the General Partner, on its own behalf or on behalf of the Partnership, without the approval of the Limited Partners or any other Person, may enter into a written agreement or agreements with any other Partner, executed contemporaneously with the admission of the other Partner to the Partnership, affecting or modifying the terms of, or establishing rights under, this Agreement or any subscription agreement. Each Partner agrees that any terms contained in any such other agreement with another Partner will govern with respect to the other Partner notwithstanding the provisions of this Agreement or any subscription agreement, and that the Partner will have no rights in respect of those granted in favor of such other Partner.
     SECTION 8.14 DISCRETION. To the fullest extent permitted by law, whenever in this Agreement a Person is permitted or required to make a decision (a) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Person will be entitled to consider only those interests and factors as he, she or it desires, including his, her or its own interests, and, to the fullest extent permitted by law, will have no duty or obligation to give any consideration to any interest of or factors affecting the Partnership or the Limited Partners, or (b) in its “good faith” or under another express standard, then the Person will act under the express standard and will not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated by this Agreement or by relevant provisions of law or in equity or otherwise.
     SECTION 8.15 CONFLICTS. The Partners acknowledge and agree that the General Partner and its Affiliates may engage in activities in which their respective interests or the interests of their clients may conflict with the interests of the Partnership or the Limited Partners, and that the resolution of such conflicts may not always be resolved by the General Partner or its Affiliates in favor of the Partnership or the Limited Partners.
     SECTION 8.16 COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together will constitute one agreement binding on all Partners, notwithstanding that all the Partners have not signed the same counterpart.
     SECTION 8.17 HEADINGS. The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions of this Agreement or otherwise affect their construction or effect.
[Remainder of Page Intentionally Left Blank]

     IN EXECUTING THIS AGREEMENT, EACH PARTNER ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET OUT IN SECTION 8.5 AND THE CONFIDENTIALITY CLAUSES SET OUT IN SECTION 8.10.
     The Partners have executed this Agreement as of the day and year first above written.

GENERAL PARTNER: Hatteras Investment Management LLC
By:
	Name:	David B. Perkins
	Title:	Managing Member

LIMITED PARTNERS:
Each Person who or that has
signed, or has had signed
on the Person’s behalf, a
Limited Partner Signature
Page, which will constitute
a counterpart of this
Agreement.

HATTERAS MULTI-STRATEGY TEI FUND, L.P.
Amended and Restated Agreement of Limited Partnership
Dated as of                     , 2008

(continued)
 -ii-

HATTERAS MULTI-STRATEGY TEI FUND, L.P.
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
          AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP of HATTERAS MULTI-STRATEGY TEI FUND, L.P. (the “Partnership”) dated as of                     , 2008 by and among HATTERAS INVESTMENT MANAGEMENT LLC, as General Partner, and those Persons who execute this Agreement and whose names are reflected on the books and records of the Partnership as Limited Partners.
          WHEREAS, the General Partner and the organizational limited partner were parties to the Agreement of Limited Partnership of Hatteras Multi-Strategy TEI Fund, L.P., dated as of October 29, 2004 (the “Original Partnership Agreement”);
          WHEREAS, the Original Partnership Agreement was amended and restated in its entirety on November 23, 2004 (the “First Amended and Restated Partnership Agreement”);
          WHEREAS, the First Amended and Restated Partnership Agreement was amended and restated in its entirety on March 31, 2005 (the “Second Amended and Restated Partnership Agreement”);
          WHEREAS, the Second Amended and Restated Partnership Agreement was amended and restated in its entirety on August 21, 2006 (the “Third Amended and Restated Partnership Agreement”); and
          WHEREAS, the Third Amended and Restated Partnership Agreement is hereby amended and restated in its entirety as set forth herein;
          NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
          For purposes of this Agreement:
          “1933 Act” means the Securities Act of 1933 and the rules, regulations and orders under the 1933 Act, as amended from time to time, or any successor law.
          “1940 Act” means the Investment Company Act of 1940 and the rules, regulations and orders under the 1940 Act, as amended from time to time, or any successor law.
          “Advisers Act” means the Investment Advisers Act of 1940 and the rules, regulations and orders under the Advisers Act, as amended from time to time, or any successor law.

          “Advisor” means any Person designated to manage a portion of the assets of the Partnership and/or the Master Partnership, either directly or through the investment by the Partnership in an Advisor Fund.
          “Advisor Account” means an account directly managed by an Advisor for the Partnership or the Master Partnership.
          “Advisor Fund” means an investment company, a general or limited partnership, a limited liability company or other pooled investment vehicle in which the Partnership or the Master Partnership has invested and that is advised by an Advisor; whether or not, in each case, the entity is registered under the 1940 Act, and includes the Master Partnership and Advisor Funds that may be formed by the Partnership.
          “Affiliate” means affiliated person as that term is defined in the 1940 Act.
          “Agreement” means this Amended and Restated Agreement of Limited Partnership, as amended and/or restated from time to time.
          “Board of Directors” means the board of the Directors who have been delegated the authority described in this Agreement.
          “Business Day” means any day when the New York Stock Exchange is open for business.
          “Capital Account” means, with respect to each Partner, the capital account established and maintained on behalf of the Partner in accordance with Section 5.3 of this Agreement.
          “Capital Contribution” means the contribution, if any, made, or to be made, as the context requires, to the capital of the Partnership, after giving effect to any applicable placement agent fees, by a Partner or former Partner, as the case may be.
          “Certificate” means the Certificate of Limited Partnership of the Partnership as filed with the office of the Secretary of State of the State of Delaware on October 29, 2004, as amended on November 23, 2004 and any amendments to the Certificate and/or restatements of the Certificate as filed with the office of the Secretary of State of the State of Delaware pursuant to this Agreement.
          “Closing Date” means the first date on or as of which a Limited Partner other than the Organizational Limited Partner is admitted to the Partnership.
          “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.
          “Commodity Exchange Act” means the Commodity Exchange Act and the rules, regulations and orders under the Commodity Exchange Act, as amended from time to time, or any successor law.

          “Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, or any successor law.
          “Directors” means those natural Persons designated as “Directors” in accordance with this Agreement who are delegated the authority provided for in this Agreement and includes David B. Perkins as the initial Director, or any other natural Persons who, from time to time after the date of this Agreement, become Directors in accordance with the terms and conditions of this Agreement.
          “Fiscal Period” means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day immediately of the preceding Fiscal Period, and ending in each case at the close of business on the first to occur of the following dates:
          (1) the last day of any calendar quarter, including the last day of the calendar quarter;
          (2) the day preceding the date as of which a contribution to the capital of the Partnership is made by any Partner in accordance with Section 5.1 of this Agreement;
          (3) the day on which the Partnership repurchases Units of any Partner in accordance with Section 4.5 of this Agreement;
          (4) the day as of which the Partnership admits a substituted Partner to whom or which Units of a Partner have been Transferred (unless the Transfer of the Units results in no change of beneficial ownership of the Units);
          (5) the day as of which any amount is credited to or debited against the Capital Account of any Partner, other than an amount that is credited to or debited against the Capital Accounts of all Partners in accordance with their respective Investment Percentages; or
          (6) December 31, or any other date that is the last day of the taxable year of the Partnership.
          “Fiscal Year” means the period commencing on the Closing Date and ending on March 31, 2005, and thereafter each period commencing on April 1 of each year and ending on March 31 of that year (or on the date of a final distribution made in accordance with Section 6.2 of this Agreement), unless the Directors designate another fiscal year for the Partnership. The taxable year of the Partnership will end on December 31 of each year, or on any other date designated by the General Partner that is a permitted taxable year-end for tax purposes.
          “Form N-2” means the Partnership’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.
          “General Partner” means Hatteras Investment Management LLC, a limited liability company formed under the laws of the State of Delaware, and any other Person or

Persons admitted to the Partnership as a general partner of the Partnership, collectively, in their capacities as general partners of the Partnership, and “General Partner” means any of the General Partners. When the term General Partner is used in this Agreement and the Partnership has more than one General Partner, the term “General Partner” will refer to each General Partner.
          “Independent Directors” mean those Directors who are not “interested persons” of the Partnership as that term is defined in the 1940 Act.
          “Investment Percentage” means a percentage established for each Partner on the Partnership’s books determined by dividing the number of Units owned by such Partner by the number of Units owned by all of the Partners.
          “Limited Partner” means any Person admitted to the Partnership as a Limited Partner of the Partnership (including any Person who or that is a General Partner when acting in the Person’s capacity as a Limited Partner) until the Partnership repurchases all of the Units of the Person as a Limited Partner in accordance with Section 4.5 of this Agreement, or a substituted Limited Partner or Partners are admitted with respect to the Person’s Units in accordance with Section 4.4 of this Agreement, in the Person’s capacity as a Limited Partner of the Partnership. For purposes of the Delaware Act, the Limited Partners will constitute a single class or group.
          “Master Partnership” means Hatteras Master Fund, L.P., a limited partnership organized under the laws of the State of Delaware and any partnership continuing the business of the Master Partnership after its dissolution.
          “Memorandum” means the Partnership’s private placement memorandum, as included in the Form N-2, as amended or supplemented from time to time.
          “NAV per Unit,” as of a particular date, shall be equal to the Net Assets of the Fund as of such date, divided by the number of Units then outstanding.
          “Net Assets” means the total value of all assets of the Partnership, less an amount equal to all accrued debts, liabilities and obligations of the Partnership, calculated before giving effect to any repurchases of Units.
          “Net Profit” or “Net Loss” means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Partnership, at the close of business on the Closing Date), the amount of any Net Profit or Net Loss to be adjusted to exclude any items to be allocated among the Capital Accounts of the Partners on a basis that is not in accordance with the Investment Percentages of all Partners as of the commencement of the Fiscal Period in accordance with Section 5.6 of this Agreement.
          “Offering Materials” means the Memorandum and subscription materials provided to prospective Limited Partners in connection with an investment to be made in the Partnership.

          “Organizational Limited Partner” means David B. Perkins.
          “Partners” means the General Partner(s) and the Limited Partners, collectively, and “Partner” means any General Partner or Limited Partner.
          “Partnership” means Hatteras Multi-Strategy TEI Fund, L.P. and any partnership continuing the business of the Partnership after dissolution as provided in this Agreement.
          “Person” means any individual, entity, corporation, partnership, limited liability company, joint stock company, trust, estate, joint venture, or unincorporated organization.
          “Securities” means securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options on those contracts.
          “Transfer” means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest. Verbs, adverbs or adjectives such as “Transfer,” “Transferred” and “Transferring” have correlative meanings.
          “Valuation Date” means any date upon which the net asset value of the Units are valued for purposes of a repurchase, as determined by the Board of Directors.
ARTICLE II
ORGANIZATION; ADMISSION OF PARTNERS; DIRECTORS
          Section 2.1 Formation of Limited Partnership.
     (a) The Partnership is formed as a limited partnership pursuant to the Certificate and this Agreement. The Partners agree that their rights, duties and liabilities will be as provided in the Delaware Act, except as otherwise provided in this Agreement. The General Partner will cause the Certificate to be executed and filed in accordance with the Delaware Act and will cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates that the General Partner concludes may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the General Partner determines that the Partnership should do business, or any political subdivision or agency of any such jurisdiction, or that the General Partner determines is necessary or appropriate to effectuate, implement and continue the valid existence and business of the Partnership.
     (b) The Partnership is formed for the object and purpose of (and the nature of the business to be conducted by the Partnership is) engaging in any lawful activity for which limited partnerships may be formed under the Delaware Act and engaging in any and all activities necessary or incidental to the foregoing.

          Section 2.2 Name. The name of the Partnership is “Hatteras Multi-Strategy TEI Fund, L.P.” or any other name that the General Partner may adopt after the date of this Agreement upon (a) causing an appropriate amendment to this Agreement to be executed and to the Certificate to be filed in accordance with the Delaware Act and (b) sending notice of the amendment to each Limited Partner.
          Section 2.3 Principal and Registered Office. The Partnership will have its principal office at the principal office of the General Partner or at any other place designated from time to time by the General Partner. The Partnership’s registered agent in the State of Delaware shall be The Corporation Trust Company, and the Partnership’s registered office in the State of Delaware at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 unless the General Partner designates a different registered agent or office from time to time in accordance with the Delaware Act.
          Section 2.4 Duration. The term of the Partnership will commence on the filing of the Certificate and will continue until the Partnership is dissolved and wound up and the Certificate is canceled in accordance with Section 6.1 of this Agreement.
          Section 2.5 Business of the Partnership.
     (a) The business of the Partnership is to purchase, sell, invest and trade in Securities and engage in any financial or derivative transactions relating to Securities. Portions of the Partnership’s assets (which may constitute, in the aggregate, all of the Partnership’s assets) may be invested in Advisor Funds or Advisor Accounts that invest and trade in Securities or in separate managed accounts through which the Partnership may invest and trade in Securities, some or all of which may be advised by one or more Advisors. The Partnership may invest some or all of its assets directly or indirectly in the Master Partnership. The Partnership may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as the General Partner, the Directors or the Investment Manager may deem necessary or advisable to carry out its objective or business.
     (b) The Partnership will operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions described in the Form N-2.
     (c) The Partnership may designate from time to time persons to act as signatories for the Partnership, including, without limitation, persons authorized to execute and deliver any filings with the U.S. Securities and Exchange Commission (the “SEC”) or applicable federal or state regulatory authorities or self-regulatory organizations.
          Section 2.6 General Partner.
     (a) Hatteras Investment Management LLC shall be admitted to the Partnership as the General Partner upon its execution of this Agreement. The General Partner may admit to the Partnership as an additional General Partner any

Person who agrees in writing to be bound by all of the terms of this Agreement as a General Partner. The General Partner may admit to the Partnership as a substituted General Partner any Person to which it has Transferred its interest as the General Partner in accordance with Section 4.3 of this Agreement. Any substituted General Partner will be admitted to the Partnership upon the Transferring General Partner’s consenting to such admission and is authorized to, and will, continue the business of the Partnership without dissolution. The name and mailing address of the General Partner and the Capital Contribution of the General Partner will be reflected on the books and records of the Partnership. If at any time the Partnership has more than one General Partner, unless otherwise provided in this Agreement, any action allowed to be taken, or required to be taken, by the General Partners may be taken only with the unanimous approval of all of the General Partners.
     (b) Each General Partner will serve for the duration of the term of the Partnership, unless the General Partner ceases to be a General Partner in accordance with Section 4.1 of this Agreement.
          Section 2.7 Limited Partners.
     (a) The General Partner may admit one or more Limited Partners as of the beginning of each calendar month or at such other times as the General Partner may determine. A Person may be admitted to the Partnership as a Limited Partner without having signed this Agreement. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Limited Partner. The General Partner, in its sole and absolute discretion, may reject requests to purchase Units in the Partnership. The General Partner may, in its sole discretion, suspend or terminate the offering of the Units at any time. The books and records of the Partnership shall be revised to reflect the name and Capital Contribution of each Limited Partner that is admitted to the Partnership.
     (b) Subject to Section 2.10 of this Agreement, when the entire Capital Contribution attributable to Units for which a Partner has subscribed is paid for, those Units will be deemed to be validly issued and fully paid and non-assessable.
          Section 2.8 Organizational Limited Partner. Upon the admission to the Partnership of any Limited Partner, the Organizational Limited Partner shall withdraw from the Partnership as the Organizational Limited Partner and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a Limited Partner of the Partnership.
          Section 2.9 Both General and Limited Partner. A Partner may be simultaneously a General Partner and a Limited Partner, in which event the Partner’s rights and obligations in each capacity will be determined separately in accordance with the terms and provisions of this Agreement and as provided in the Delaware Act.

          Section 2.10 Limited Liability. Except for payment obligations under this Agreement, including Capital Contribution obligations, and as provided under applicable law, a Limited Partner will not be liable for the Partnership’s obligations in any amount in excess of the Limited Partner’s Capital Account balance, plus the Limited Partner’s share of undistributed profits and assets. Subject to applicable law, a Limited Partner may be obligated to return to the Partnership certain amounts distributed to the Limited Partner.
          Section 2.11 Directors.
     (a) The number of Directors at the date of this Agreement is fixed at not more than fourteen (14) Directors and no fewer than two (2). After the Closing Date, the number of Directors will be fixed from time to time by the Directors then in office, which number may be greater, or lesser, than fourteen (14), but no fewer than the minimum number of directors permitted to corporations organized under the laws of the State of Delaware, except that no reduction in the number of Directors will serve to effect the removal of any Director. Each Partner approves the delegation by the General Partner to the Directors, in accordance with Section 3.1 of this Agreement, of certain of the General Partner’s rights and powers.
     (b) The term of office of each Director shall be from the time of such Director’s election and qualification until his or her successor shall have been elected and shall have qualified, or until his or her status as a Director is terminated sooner in accordance with Section 2.11(d) of this Agreement. Except to the extent the 1940 Act requires election by Limited Partners, if any vacancy in the position of a Director occurs, including by reason of an increase in the number of Directors as contemplated by Section 2.11(a) of this Agreement, the remaining Directors may appoint an individual to serve in that capacity in accordance with the provisions of the 1940 Act. Independent Directors will at all times constitute at least a majority (or more if required by the 1940 Act) of the Directors then serving. An Independent Director will be replaced by another Independent Director selected and nominated by the remaining Independent Directors, or in a manner otherwise permissible under the 1940 Act.
     (c) If no Director remains, the General Partner will promptly call a meeting of the Partners, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Partnership and, if the business is to be continued, approving the appointment of the requisite number of Directors. If the Partners determine at the meeting not to continue the business of the Partnership, or if the approval of the appointment of the requisite number of Directors is not approved within 60 days after the date on which the last Director ceased to act in that capacity, then the Partnership will be dissolved in accordance with Section 6.1 of this Agreement and the assets of the Partnership will be liquidated and distributed in accordance with Section 6.2 of this Agreement.

     (d) The status of a Director will terminate (1) if the Director dies; (2) if the Director resigns as a Director; or (3) if the Director is removed in accordance with Section 2.11(e) of this Agreement.
     (e) Any Director may be removed with or without cause by a vote of a majority of the other Directors or by the vote or written consent of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Limited Partners.
     (f) The Directors may establish and maintain committees of the Board of Directors, and the Directors may grant to such committees the authority to, among other things: value the assets of the Partnership; select and nominate the Independent Directors of the Partnership; recommend to the Board of Directors the compensation to be paid to the Independent Directors; and recommend to the Board of Directors the firm of certified public accountants that will conduct the Partnership’s audits.
     (g) The Directors may establish or designate committees of the Board of Directors or the Partnership, whose members may include the Directors and/or other Persons who are not Directors, to provide advice and other services to the Partnership, which committees may include (but are not limited to) a committee that will value the assets of the Partnership.
     (h) The Independent Directors will receive compensation for their services as Independent Directors, as determined by the Board of Directors.
ARTICLE III
MANAGEMENT; ADVICE AND MANAGEMENT
          Section 3.1 Management and Control.
     (a) The General Partner delegates to the Directors those rights and powers of the General Partner necessary for the Directors to manage and control the business affairs of the Partnership and to carry out their oversight obligations with respect to the Partnership required under the 1940 Act, state law, and any other applicable laws or regulations. Rights and powers delegated to the Directors include, without limitation, the authority as Directors to oversee and to establish policies regarding the management, conduct and operation of the Partnership’s business, and to do all things necessary and proper as Directors to carry out the objective and business of the Partnership, including, without limitation, the power to engage an investment manager to provide advice and management and to remove such an investment manager, as well as to exercise any other rights and powers expressly given to the Directors under this Agreement. The Partners intend that, to the fullest extent permitted by law, and except to the extent otherwise expressly provided in this Agreement, (1) each Director is vested with the same powers and authority on behalf of the Partnership as are customarily vested in each director of a Delaware corporation and (2) each

Independent Director is vested with the same powers and authority on behalf of the Partnership as are customarily vested in each director who is not an “interested person” (as that term is defined in the 1940 Act) of a closed-end, management investment company registered under the 1940 Act that is organized as a Delaware corporation. During any period in which the Partnership has no Directors, the General Partner will manage and control the Partnership. Each Director will be the agent of the Partnership but will not, for any purpose, be a General Partner. Notwithstanding the delegation described in this Section 3.1(a), the General Partner will not cease to be the General Partner and will continue to be liable as such and in no event will a Director be considered a General Partner by agreement, estoppel or otherwise as a result of the performance of his or her duties under this Agreement or otherwise. The General Partner retains those rights, powers and duties that have not been delegated under this Agreement. Any Director may be admitted to the Partnership in accordance with Section 2.7 of this Agreement and make Capital Contributions and own Units, in which case the Director will also become a Limited Partner.
     (b) The Partnership will file a tax return as a Partnership for U.S. federal income tax purposes. All decisions for the Partnership relating to tax matters including, without limitation, whether to make any tax elections (including the election under Section 754 of the Code), the positions to be made on the Partnership’s tax returns and the settlement or further contest or litigation of any audit matters raised by the Internal Revenue Service or any other taxing authority, will be made by the Directors. All actions (other than ministerial actions) taken by the tax matters Partner, as designated in Section 3.1(c) below, will be subject to the approval of the Directors.
     (c) The General Partner will be the designated tax matters Partner for purposes of the Code. Each Partner agrees not to treat, on his, her or its personal income tax return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of the item by the Partnership. The tax matters Partner will have the exclusive authority and discretion to make any elections required or permitted to be made by the Partnership under any provisions of the Code or any other revenue laws.
     (d) No Limited Partner will have any right to participate in or take any part in the management or control of the Partnership’s business, and no Limited Partner will have any right, power or authority to act for or bind the Partnership. Limited Partners will have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act and will have no right to exercise any other vote granted to Limited Partners under the Delaware Act, any such rights being vested in the Directors (or the General Partner if there are no Directors) and may be exercised without requiring the approval of the Limited Partners.
          Section 3.2 Powers Reserved by the General Partner. Notwithstanding anything in this Agreement to the contrary, the General Partner retains all rights, duties and powers to manage the affairs of the Partnership that may not be delegated under Delaware law, and that are not otherwise delegated by the General Partner to the Directors or assumed by any investment manager engaged pursuant to Section 3.1(a) of this Agreement or any other Person under the terms of any agreement between the Partnership and such investment manager or any other Person. Specifically, and without limitation, the General Partner will retain full power and authority on behalf of and in the name of the Partnership:
     (1) to issue to any Partner an instrument certifying that the Partner is the owner of Units;
     (2) to call and conduct meetings of Partners at the Partnership’s principal office or elsewhere as it may determine, and to assist the Directors in calling and conducting meetings of the Directors;
     (3) to engage and terminate attorneys, accountants (subject to the provisions of the 1940 Act) and other professional advisers and consultants as the General Partner deems necessary or advisable in connection with the affairs of the Partnership or as may be directed by the Directors;
     (4) to act as tax matters Partner in accordance with Section 3.1(c) of this Agreement, and to assist in the preparation and filing of any required tax or information returns to be made by the Partnership;
     (5) as directed by the Directors, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Partnership or any assets of the Partnership;
     (6) as directed by the Directors, to arrange for the purchase of any insurance covering the potential liabilities of the Partnership or relating to the performance of the Directors, the General Partner, any investment manager engaged pursuant to Section 3.1(a) of this Agreement or any of their principals, Partners, directors, officers, members, employees and agents;
     (7) to execute, deliver and perform any contracts, agreements and other undertakings, and to engage in activities and transactions that are necessary or appropriate for the conduct of the business of the Partnership and to bind the Partnership by those contracts, agreements, and other undertakings, provided that any persons approved as officers of the Partnership pursuant to Section 3.3(c) of this Agreement, as directed by the Directors, may execute and deliver contracts and agreements on behalf of the Partnership and bind the Partnership to those contracts and agreements;
     (8) to make determinations regarding subscriptions for and/or the Transfer of Units, including, without limitation, determinations regarding the suspension of subscriptions, and to execute, deliver and perform subscription agreements, selling agreements relating to the sale of Units, administration agreements appointing an administrator to perform various administrative action on behalf of the Partnership, escrow agreements and custodial agreements without the consent of or notice to any other Person, notwithstanding any other provision of this Agreement;
     (9) to make determinations regarding appropriate reserves to be created for the contingent, conditional or unmatured liabilities of the Partnership;
     (10) as provided in Section 7.2 of this Agreement, to make determinations regarding adjustments to the computation of Net Profit or Net Loss and allocations among the Partners under Article V of this Agreement;
     (11) to manage or oversee the general administrative and operational aspects of the Partnership; and
     (12) as directed by the Directors, to establish additional classes of Limited Partners, General Partners, or Units having separate rights, powers, or duties with respect to specified property or obligations of the Partnership or profits or losses associated with specified property or obligations of the Partnership, and having separate business purposes or investment objectives as the Directors may determine, consistent with the 1940 Act and the Delaware Act, so long as the assets and liabilities of one class is limited to the assets and liabilities of such class.
          Section 3.3 Actions by Directors.
     (a) Unless provided otherwise in this Agreement, the Directors will act only: (1) by the affirmative vote of a majority of the Directors (which majority will include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors is present either in person or, to the extent consistent with the provisions of the 1940 Act, by conference telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other; or (2) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act. A majority of the Directors then in office will constitute a quorum at any meeting of Directors.
     (b) The Directors may designate from time to time a Director or any person approved as an officer of the Partnership pursuant to Section 3.3(c) of this Agreement or the General Partner who will preside at all meetings. Meetings of the Directors may be called by the General Partner, the Chairman of the Board of Directors, or any two Directors, and may be held on any date and at any time and place determined by the Directors. Each Director will be entitled to receive written notice of the date, time and place of a meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who attends a meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting.

     (c) The Directors may appoint from time to time agents and employees of the Partnership who will have the same powers and duties on behalf of the Partnership as are customarily vested in officers of a corporation incorporated under Delaware law, or such other powers and duties as may be designated by the Directors, in their sole discretion, and designate them as officers or agents of the Partnership by resolution of the Directors specifying their titles or functions.
          Section 3.4 Meetings of Partners.
     (a) Actions requiring the vote of the Partners may be taken at any duly constituted meeting of the Partners at which a quorum is present or by means of a written consent. Meetings of the Partners may be called by the General Partner, by the affirmative vote of a majority of Directors then in office, or by Partners holding at least a majority of the total number of votes eligible to be cast by all Partners, and may be held at any time, date and place determined by the General Partner in the case of meetings called by the General Partner or the Partners and at any time, date and place determined by the Directors in the case of meetings called by the Directors. In each case, the General Partner will provide notice of the meeting, stating the date, time and place of the meeting and the record date for the meeting, to each Partner entitled to vote at the meeting within a reasonable time prior to the meeting. Failure to receive notice of a meeting on the part of any Partner will not affect the validity of any act or proceeding of the meeting, so long as a quorum is present at the meeting. Except as otherwise required by applicable law, only matters set out in the notice of a meeting may be voted on by the Partners at the meeting. The presence in person or by proxy of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the record date will constitute a quorum at any meeting of Partners. In the absence of a quorum, a meeting may be adjourned to the time or times as determined by the General Partner and communicated to the Directors in the manner described above in this Section 3.4(a). Except as otherwise required by any provision of this Agreement or of the 1940 Act, (1) those candidates receiving a plurality of the votes cast at any meeting of Partners called pursuant to Section 2.11(c) of this Agreement or elected pursuant to the requirement of Section 2.11(b) will be elected as Directors and (2) all other actions of the Partners taken at a meeting will require the affirmative vote of Partners holding a majority of the total number of votes eligible to be cast by those Partners who are present in person or by proxy at the meeting.
     (b) Each Partner will be entitled to cast at any meeting of Partners or pursuant to written consent a number of votes equivalent to the Partner’s Investment Percentage as of the record date for the meeting or the date of the written consent. The General Partner will establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Partners or mailing (including by electronic transmission) to the Partners of any written consent, to determine eligibility to vote at the meeting and the number of votes that each Partner will be entitled to cast at the meeting, and will maintain for each record date a list setting out the name of each Partner and the number of votes that each Partner will be entitled to cast at the meeting.
     (c) A Partner may vote at any meeting of Partners by a properly executed proxy transmitted to the Partnership at any time at or before the time of the meeting by telegram, telecopier or other means of electronic communication or other readable reproduction as contemplated by the provisions relating to proxies applicable to corporations incorporated under the laws of Delaware now or in the future in effect. A proxy may be suspended or revoked, as the case may be, by the Partner executing the proxy by a later writing delivered to the Partnership at any time prior to exercise of the proxy or if the Partner executing the proxy is present at the meeting and votes in person. Any action of the Partners that is permitted to be taken at a meeting of the Partners may be taken without a meeting if consents in writing, setting out the action to be taken, are signed by Partners holding a majority of the total number of votes eligible to be cast or any greater percentage as may be required under this Agreement to approve the action.
          Section 3.5 Custody of Assets of the Partnership.
     (a) Notwithstanding anything to the contrary in this Agreement, the General Partner will not have any authority to hold or have possession or custody of any funds, Securities or other property of the Partnership. The physical possession of all funds, Securities or other property of the Partnership will at all times be held, controlled and administered by one or more custodians retained by the Partnership. The General Partner will have no responsibility, other than that associated with the oversight and supervision of custodians retained by the Partnership, with respect to the collection of income or the physical acquisition or safekeeping of the funds, Securities or other property of the Partnership, all duties of collection, physical acquisition or safekeeping being the sole obligation of such custodians.
     (b) With respect to any Advisor Fund securities held by the Partnership as of the date on which the Partnership becomes registered with the SEC as an investment company under the 1940 Act, and during any period of time in which the Partnership remains so registered, such securities shall be under the control of one or more of the Partnership’s custodian(s), as may be engaged from time to time, pursuant to Section 17(f) of the 1940 Act and the rules thereunder, and no person shall be authorized or permitted to have access to such securities except in accordance with Section 17(f) of the 1940 Act and the rules thereunder, and consistent with the terms of the Partnership’s agreement with the relevant Partnership custodian.
          Section 3.6 Other Activities.
     (a) Neither the General Partner nor its principals, Partners, directors, officers, members, employees and beneficial owners nor the Directors will be required to devote full time to the affairs of the Partnership, but each will devote such time as each may reasonably be required to perform its obligations under this Agreement and under the 1940 Act.
     (b) The Directors, any Partner, and any Affiliate of any Partner may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, Partners of any Partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Partner will have any rights in or to such activities of any other Partner, the Directors or any Affiliate of any Partner or any profits derived from these activities.
     (c) The General Partner and its principals, Partners, directors, officers, members, employees and beneficial owners and the Directors, from time to time may acquire, possess, manage, hypothecate and dispose of Securities or other investment assets, and engage in any other investment transaction for any account over which they exercise discretionary authority, including their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom or which they may provide investment advisory or other services.
     (d) To the extent that at law or in equity the Directors or the General Partner have duties (including fiduciary duties) and liabilities relating to those duties to the Partnership or to any other Partner or other Person bound by this Agreement, any such Person acting under this Agreement will not be liable to the Partnership or to any other Partner or other Person bound by this Agreement for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the General Partner or the Directors otherwise existing at law or in equity, are agreed by the Partners to replace the other duties and liabilities of the General Partner or the Directors.
          Section 3.7 Duty of Care.
     (a) The Directors and the General Partner, including any officer, director, Partner, member, principal, employee or agent of any of them, will not be liable to the Partnership or to any of its Partners for any loss or damage occasioned by any act or omission in the performance of the Person’s services under this Agreement, in the absence of a final judicial decision on the merits from which no further right to appeal may be taken that the loss is due to an act or omission of the Person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Person’s duties under this Agreement.

     (b) No Director who has been designated an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto, and any rules issued thereunder by the SEC) in the Partnership’s Form N-2 or other reports required to be filed with the SEC shall be subject to any greater duty of care in discharging such Director’s duties and responsibilities by virtue of such designation than is any Director who has not been so designated.
     (c) Limited Partners not in breach of any obligation under this Agreement or under any agreement pursuant to which the Limited Partner subscribed for Units will be liable to the Partnership, any Partner or third parties only as required by this Agreement or applicable law.
          Section 3.8 Indemnification.
     (a) To the fullest extent permitted by law, the Partnership will, subject to Section 3.8(c) of this Agreement, indemnify each General Partner (including for this purpose each officer, director, member, Partner, principal, employee or agent of, or any Person who controls, is controlled by or is under common control with, a General Partner (including, without limitation, Hatteras Investment Partners, LLC) or Partner of a General Partner, and their executors, heirs, assigns, successors or other legal representatives) and each Director (and his executors, heirs, assigns, successors or other legal representatives) (each such Person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been a General Partner or Director of the Partnership, or the past or present performance of services to the Partnership by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 3.8 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. Federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 3.8.

     (b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Partnership in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Partnership amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 3.8(a) of this Agreement, so long as (1) the indemnitee provides security for the undertaking, (2) the Partnership is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses under this Agreement or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.
     (c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification will be provided in accordance with Section 3.8(a) of this Agreement if (1) approved as in the best interests of the Partnership by a majority of the Independent Directors (excluding any Director who is either seeking indemnification under this Agreement or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Partnership and that the indemnitee is not liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (2) the Directors secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Partnership or its Partners to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.
     (d) Any indemnification or advancement of expenses made in accordance with this Section 3.8 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.8, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 3.8. In any suit in the name of the Partnership to recover any indemnification or advancement of expenses made in accordance with this Section 3.8, the Partnership will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 3.8, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 will be on the Partnership (or any Partner acting derivatively or otherwise on behalf of the Partnership or its Partners).
     (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which he, she or it may otherwise be entitled except out of the assets of the Partnership, and no Partner will be personally liable with respect to any such claim for indemnification or advancement of expenses.
     (f) The rights of indemnification provided in this Section 3.8 will not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 will affect the power of the Partnership to purchase and maintain liability insurance on behalf of any General Partner, any Director, the Investment Manager or other Person.
     (g) The General Partner may enter into agreements indemnifying Persons providing services to the Partnership to the same, lesser or greater extent as set out in this Section 3.8.
          Section 3.9 Fees, Expenses and Reimbursement.
     (a) The Partnership will compensate each Independent Director for his or her services rendered in connection with the Partnership as may be agreed to by the Independent Directors and the General Partner, and as described in the Memorandum. In addition, the Partnership will reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties with respect to the Partnership.

     (b) The Partnership will bear all expenses incurred in connection with its business. Expenses to be borne by the Partnership include, but are not limited to, the following:
          (1) The Partnership’s pro rata share of the management fee, performance allocation and other fees and expenses, of the Master Partnership;
          (2) all investment-related expenses, including, but not limited to, fees paid and expenses reimbursed, directly or indirectly, to Advisors (including management fees, performance or incentive fees or allocations and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Partnership’s account, such as direct and indirect expenses associated with the Partnership’s investments, including its investments in Advisor Funds (whether or not consummated), and enforcing the Partnership’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, costs and fees for data and software (including software providers and dedicated software employed by the Partnership and designed to assist an investment manager to keep track of the investments in the Advisor Funds and Advisor Accounts), research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, in connection with the Partnership’s temporary or cash management investments, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold but not yet purchased and margin fees;
          (3) costs associated with the registration of the Partnership, including the costs of compliance with any applicable U.S. federal and state laws;
          (4) a servicing fee to be paid to the servicing agent;
          (5) any non-investment-related interest expense;
          (6) attorneys’ fees and disbursements associated with preparing and updating any Offering Materials and with reviewing subscription materials in connection with qualifying prospective investors or prospective holders of Transferred Units;
          (7) fees and disbursements of any accountants engaged by the Partnership, and expenses related to the annual audit of the Partnership and compliance with any applicable U.S. Federal or state laws;
          (8) fees paid and out-of-pocket expenses reimbursed to the Partnership’s administrator;
          (9) recordkeeping, accounting, escrow, and custody fees and expenses;

          (10) the costs of an errors and omissions/directors’ and officers’ liability insurance policy and a fidelity bond;
          (11) the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Limited Partners;
          (12) fees of Independent Directors and travel expenses of Directors relating to meetings of the Board of Directors and committees thereof, and costs and expenses of holding meetings of the Board of Directors and meetings of the Partners;
          (13) all costs and charges for equipment or services used in preparing or communicating information regarding the Partnership’s transactions or the valuation of its assets between the General Partner and any custodian, administrator or other agent engaged by the Partnership;
          (14) any extraordinary expenses, including indemnification expenses as provided for in Section 3.8 of this Agreement;
          (15) the Fund’s proportionate share of the fees and expenses of the Master Partnership and the fees and expenses of the Advisor Funds and Advisor Accounts (borne indirectly by the Fund through its investment in the Master Partnership);
          (16) any other expenses as may be approved from time to time by the Directors, other than those required to be borne by an investment manager or the General Partner; and
          (17) the organizational and offering expenses of the Partnership which will initially be borne by Hatteras Investment Partners, LLC or an affiliate thereof and will be expensed by the Partnership upon commencement of operations. The Partnership will account for these expenditures, through monthly expense allocations (or at such other frequency or times as the Board of Directors may direct) to Limited Partners’ Capital Accounts, for a period not to exceed the first sixty months after the Closing Date. The amount of each such expense allocation to the Limited Partners’ Capital Accounts will be determined by the Directors and Hatteras Investment Partners, LLC and will equal an amount sufficient to reimburse the Investment Manager or affiliate thereof within a sixty-month period.
     (c) The General Partner will be entitled to reimbursement from the Partnership for any of the above expenses that it pays on behalf of the Partnership, other than as provided in Section 3.9(b)(14) above.

ARTICLE IV
TERMINATION OF STATUS OF GENERAL PARTNER;
REMOVAL OF GENERAL PARTNER; TRANSFERS AND REPURCHASES
          Section 4.1 Termination of Status of General Partner. A General Partner will cease to be a general partner of the Partnership if the General Partner (a) is dissolved or otherwise terminates its existence; (b) voluntarily withdraws as General Partner (which it may do at any time in its sole discretion); (c) is removed; (d) Transfers all of its Units held as General Partner as permitted under Section 4.3 of this Agreement and the Person to which the Units are Transferred is admitted as a substituted General Partner under Section 2.6(a) of this Agreement; or (e) otherwise ceases to be a General Partner under the Delaware Act.
          Section 4.2 Removal of General Partner. Any General Partner may be removed by the vote or written consent of Partners holding not less than 80% of the total number of votes eligible to be cast by all Partners.
          Section 4.3 Transfer of Units of General Partner. A General Partner may not Transfer all or any of its Units held as the General Partner except to Persons who have agreed to be bound by all of the terms of this Agreement and applicable law. If a General Partner Transfers all of its Units held as General Partner, it will not cease to be a General Partner unless and until the transferee is admitted to the Partnership as a substituted General Partner pursuant to Section 2.6(a) of this Agreement. In executing this Agreement, each Partner is deemed to have consented to any Transfer contemplated by this Section 4.3.
          Section 4.4 Transfer of Units of Limited Partners.
     (a) Any Units or portion of any Units held by a Limited Partner may be Transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Limited Partner; or (2) under certain limited instances set out in this Agreement, with the written consent of the General Partner (which may be withheld in the General Partner’s sole and absolute discretion). Unless the Partnership consults with legal counsel to the Partnership and counsel confirms that the Transfer will not cause the Partnership to be treated as a “publicly traded partnership” taxable as a corporation, however, the General Partner may not consent to a Transfer unless the following conditions are met: (i) the Transferring Limited Partner has been a Limited Partner for at least six months; (ii) the proposed Transfer is to be made on the effective date of an offer by the Partnership to repurchase Units; and (iii) the Transfer is (A) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the Transferring Limited Partner (e.g., certain Transfers to affiliates, gifts and contributions to family entities), (B) to members of the Transferring Limited Partner’s immediate family (siblings, spouse, parents and children), or (C) a distribution from a qualified retirement plan or an individual retirement account. In addition, the General Partner may not consent to a Transfer unless the Person to whom or which Units are Transferred (or each of the Person’s equity owners if the Person is a “private investment company” as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a Person whom or which the General Partner believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor provision of any of those rules, or is otherwise exempt from the requirements of those rules. In the event that other investor eligibility requirements are established by the Partnership, the Person to whom or which Units areTransferred must satisfy these other requirements. If any transferee does not meet the investor eligibility requirements described in this Section 4.4(a), the General Partner may not consent to the Transfer. In addition, no Limited Partner will be permitted to Transfer his, her or its Units unless after the Transfer the balance of the Capital Account of the transferee, and of the Limited Partner Transferring less than all of such Partner’s Units, is at least equal to the amount of the Limited Partner’s initial Capital Contribution. Any permitted transferee will be entitled to the allocations and distributions allocable to the Units so acquired and to Transfer the Units in accordance with the terms of this Agreement, but will not be entitled to the other rights of a Limited Partner unless and until the transferee becomes a substituted Limited Partner. If a Limited Partner Transfers Units with the approval of the General Partner, the General Partner will promptly take all necessary actions so that each transferee or successor to whom or to which the Units are Transferred is admitted to the Partnership as a Limited Partner. The admission of any transferee as a substituted Limited Partner will be effective upon the execution and delivery by, or on behalf of, the substituted Limited Partner of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each Limited Partner and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Partnership in connection with any Transfer. In connection with any request to Transfer Units, the Partnership may require the Limited Partner requesting the Transfer to obtain, at the Limited Partner’s expense, an opinion of counsel selected by the General Partner as to such matters as the General Partner may reasonably request. If a Limited Partner Transfers all of its Units, it will not cease to be a Limited Partner unless and until the transferee is admitted to the Partnership as a substituted Limited Partner in accordance with this Section 4.4(a).
     (b) Each Limited Partner will indemnify and hold harmless the Partnership, the General Partner, the Directors, each other Limited Partner and any Affiliate of the Partnership, the General Partner (including, without limitation, Hatteras Investment Partners, LLC), the Director and each of the other Limited Partners against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which these Persons may become subject by reason of or arising from (1) any Transfer made by the Limited Partner in violation of this Section 4.4(b) and (2) any misrepresentation by the Transferring Limited Partner or substituted Limited Partner in connection with the Transfer. A Limited Partner Transferring Units may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Partnership in connection with the Transfer.

          Section 4.5 Repurchase of Units.
     (a) Except as otherwise provided in this Agreement, no Partner or other Person holding Units will have the right to withdraw or tender for repurchase any of its Units. The Directors may, from time to time, in their complete and exclusive discretion and on terms and conditions as they may determine, cause the Partnership to repurchase Units in accordance with written tenders. The Partnership will not offer, however, to repurchase Units on more than four occasions during any one Fiscal Year, unless the Partnership has been advised by its legal counsel that more frequent offers would not cause any adverse tax consequences to the Partnership or the Partners. In determining whether to cause the Partnership to repurchase Units, pursuant to written tenders, the Directors will consider the following factors, among others:
          (1) whether any Partners have requested to tender Units;
          (2) the liquidity of the Partnership’s assets (including fees and costs associated with withdrawing from Advisor Funds);
          (3) the investment plans and working capital and reserve requirements of the Partnership;
          (4) the relative economies of scale with respect to the size of the Partnership;
          (5) the history of the Partnership in repurchasing Units;
          (6) the availability of information as to the value of the Partnership’s interests in the Advisor Funds and Advisor Accounts;
          (7) existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
          (8) the anticipated tax consequences to the Partnership of any proposed repurchases of Units;
          (9) and the recommendations of the General Partner.
The Directors will cause the Partnership to repurchase Units in accordance with written tenders only on terms fair to the Partnership and to all Partners and Persons holding Units acquired from Partners.
     (b) Upon the commencement of an offer to repurchase Units, the Partnership will send an advance notification of the offer (the “Notice”) to the Partners via their financial intermediaries. The Notice will specify, among other things:

          (1) the number of Units that the Partnership is offering to repurchase;
          (2) the date on which a Partner’s repurchase request is due;
          (3) the Valuation Date (as defined in Section 4.5(d) below) applicable to the repurchase offer;
          (4) the date the proceeds from their Unit sales shall be due to the Partners; and
          (5) the NAV per Unit as of the date of the Notice.
     (c) Each repurchase offer will be limited to the repurchase of approximately 5% of the Units (but in no event to exceed the repurchase of more than 20% of the Units per quarter). A Partner who has been a Partner for less than 12 consecutive months prior to the Valuation Date of such repurchase offer, may participate in such offer subject to a penalty of up to 5% of the amount requested to be repurchased (to be netted against withdrawal proceeds). The minimum value of a repurchase is $50,000, subject to the discretion of the General Partner to allow otherwise. A Partner whose Units are repurchased by the Partnership will not be entitled to a return of any placement fee that was charged in connection with the Partner’s purchase of the Units.
     (d) Units are expected to be repurchased at their net asset value determined as of approximately June 30, September 30, December 31 and March 31, as applicable (each such date, a “Valuation Date”). Partners tendering Units for repurchase shall provide written notice of their intent to so tender by the date specified in the Notice, which date shall be approximately 65 days prior to the date of repurchase by the Partnership. Partners tendering their Units may not have all such Units accepted for repurchase by the Partnership. The Partnership may elect to repurchase less than the full amount a Partner requests to be repurchased. If a repurchase offer is oversubscribed, the Partnership may repurchase only a pro rata portion of the amount tendered by each Partner.
     (e) The Directors may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Units.
     (f) A Limited Partner tendering only some of its Units for repurchase will be required to maintain a minimum capital account balance of $100,000. The Partnership may reduce the number of Units to be purchased from a Limited Partner to maintain the required minimum balance. Such minimum balance requirement may be waived by the General Partner in its sole discretion, subject to applicable federal securities laws. Additionally, the General Partner may, in its discretion, cause the Partnership to repurchase all of a Limited Partner’s Units if the Limited Partner’s Capital Account balance in the Partnership, as a result of repurchase or Transfer requests by the Limited Partner, is less than $100,000 or such other minimum amount established by the General Partner from time to time in its sole discretion.
     (g) Except as provided in Section 4.5(h) of this Agreement, a General Partner may tender its Units under Section 4.5(a) of this Agreement only if and to the extent that (1) the repurchase would not cause the value of the Capital Account of the General Partner to be less than the value required to be maintained under Section 5.1(i) of this Agreement and (2) in the view of legal counsel to the Partnership, the repurchase would not jeopardize the classification of the Partnership as a partnership for U.S. federal income tax purposes.
     (h) If a General Partner ceases to serve in that capacity under Section 4.1 of this Agreement (other than pursuant to Section 4.1(d)) and the business of the Partnership is continued in accordance with Section 6.1(a)(2)(B) of this Agreement, the former General Partner (or its trustee or other legal representative) may, by written notice to the Directors within 60 days of the action resulting in the continuation of the Partnership under Section 6.1(a)(2)(B), tender to the Partnership all or any of its Units. Within 30 days after the receipt of notice, the Directors will cause the Units to be repurchased by the Partnership for cash in an amount equal to the balance of the former General Partner’s Capital Account or applicable portion of the Capital Account. If the former General Partner does not tender to the Partnership all of its Units as permitted by this Section 4.5(h), the Units will automatically convert to and will be treated in all respects as the Units of a Limited Partner. If the General Partner ceases to serve in this capacity under Section 4.1 of this Agreement (other than pursuant to Section 4.1(i)) and the Partnership is not continued under Section 6.1(a)(2)(B) of this Agreement, the liquidation and distribution provisions of Article VI of this Agreement will apply to the General Partner’s Units.
     (i) The General Partner may cause the Partnership to repurchase Units of a Limited Partner or any Person acquiring Units from or through a Limited Partner, on terms fair to the Partnership and to the Limited Partner or Person acquiring Units from or through such Limited Partner, in the event that the General Partner, in its sole discretion, determines or has reason to believe that:
          (1) the Units have been Transferred in violation of Section 4.4 of this Agreement, or the Units have vested in any Person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Limited Partner;
          (2) ownership of Units by a Partner or other Person is likely to (A) cause the Partnership to be in violation of, or (B) (x) require registration of any Units under, or (y) subject the Partnership to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

          (3) continued ownership of the Units may be harmful or injurious to the business or reputation of the Partnership, the Directors, the General Partner or any of their Affiliates, or may subject the Partnership or any of the Partners to an undue risk of adverse tax or other fiscal or regulatory consequences;
          (4) any of the representations and warranties made by a Partner or other Person in connection with the acquisition of the Units was not true when made or has ceased to be true;
          (5) with respect to a Limited Partner subject to special regulatory or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), such Limited Partner will likely be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold Units;
          (6) or it would be in the best interests of the Partnership, as determined by the General Partner or the Directors, for the Partnership to repurchase the Units.
     (j) Payments for accepted repurchases of Units of less than 95% of a Partner’s Units generally will be paid approximately 90 days after the Valuation Date (after adjusting for fees, expenses, reserves or other allocations or repurchase) and will be subject to adjustment within 45 days after completion of the annual audit of the Partnership for the applicable Fiscal Year. Such annual audit may be delayed in the event that information necessary to complete the annual audit is not received on a timely basis from the Master Partnership or the Advisors. Payments for accepted repurchases of Units for 95% or more of a Partner’s Units may be paid in two installments. Payment of an amount equal to at least 95% of the Units repurchased (after adjusting for fees, expenses, reserves or other allocations or repurchase) generally will be made approximately 90 days after the Valuation Date. Final settlement of payments in connection with the repurchased Units generally will be made within 45 days after completion of the annual audit of the Partnership for the applicable Fiscal Year. Payments in connection with repurchased Units may be delayed if such information is delayed. Notwithstanding anything to the contrary in this Section 4.5(j), the Directors, in their discretion, may cause the Partnership to pay all or any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. All repurchases of Units will be subject to any and all conditions as the Directors may impose in their sole discretion. The General Partner may, in its discretion, cause the Partnership to repurchase all of a Limited Partner’s Units, if the Limited Partner’s Capital Account balance in the Partnership, as a result of repurchase or Transfer requests by the Limited Partner, is less than a minimum amount that may be established by the General Partner from time to time in its sole discretion. Subject to the procedures of this Section 4.5(j), the amount due to any Partner whose Units are repurchased will be equal to the value of the Partner’s Capital Account or portion of such Capital Account, as of the applicable Valuation Date, after giving effect to all allocations to be made to the Partner’s Capital Account as of that date. If all of a Limited Partner’s Units are repurchased, that Limited Partner will cease to be a Limited Partner.
ARTICLE V
CAPITAL
          Section 5.1 Contributions to Capital.
     (a) The minimum initial Capital Contribution of each Limited Partner will be $100,000 or such other amount as the General Partner determines from time to time. The amount of the initial Capital Contribution of each Partner will be recorded by the Partnership upon acceptance as a contribution to the capital of the Partnership. Each Limited Partner’s entire initial Capital Contribution will be paid to the Partnership immediately prior to the Partnership’s acceptance of the Limited Partner’s subscription for Units, unless otherwise agreed by the Partnership and such Limited Partner.
     (b) The Limited Partners may make additional Capital Contributions effective as of those times and in amounts as the General Partner may permit, but no Limited Partner will be obligated to make any additional Capital Contribution except to the extent provided in Sections 5.4 and 5.5 of this Agreement. Each additional Capital Contribution made by a Limited Partner (other than a contribution made pursuant to Section 5.3 or Section 5.5 of this Agreement) will be in the minimum amount of $25,000 or such other amount as the General Partner determines from time to time.
     (c) A General Partner may make additional Capital Contributions effective as of those times and in such amounts as it determines, and will be required to make additional Capital Contributions from time to time to the extent necessary to maintain the balance of its Capital Account at an amount, if any, necessary to ensure that the Partnership will be treated as a Partnership for U.S. federal income tax purposes. Except as provided in this Section 5.1 or in the Delaware Act, no General Partner will be required or obligated to make any additional contributions to the capital of the Partnership.
     (d) Subject to the provisions of the 1940 Act, and except as otherwise permitted by the General Partner, (1) initial and any additional Capital Contributions by any Partner will be payable in cash or in Securities that the General Partner, in its absolute discretion, causes the Partnership to accept, and (2) initial and any additional Capital Contributions in cash will be payable in readily available funds at the date of the proposed acceptance of the contribution. The Partnership will charge each Partner making a Capital Contribution in Securities to the capital of the Partnership an amount as may be determined by the General Partner to reimburse the Partnership for any costs incurred by the

Partnership by reason of accepting the Securities, and any charge will be due and payable by the contributing Partner in full at the time the Capital Contribution to which the charges relate is due. The value of contributed Securities will be determined in accordance with Section 7.3 of this Agreement as of the date of contribution.
     (e) An Advisor may make Capital Contributions and own Units in the Partnership and, in so doing, will become a Limited Partner with respect to the contributions.
     (f) The minimum initial and additional contributions set out in paragraphs (a) and (b) of this Section 5.1 may be increased or reduced by the General Partner from time to time. Reductions may be applied to all investors, individual investors or to classes of investors, in each case in the sole discretion of the General Partner.
          Section 5.2 Rights of Partners to Capital. No Partner will be entitled to interest on the Partner’s Capital Contribution, nor will any Partner be entitled to the return of any capital of the Partnership except (a) upon the repurchase by the Partnership of the Partner’s Units in accordance with Section 4.5 of this Agreement, (b) in accordance with the provisions of Section 5.5(b) of this Agreement or (c) upon the liquidation of the Partnership’s assets in accordance with Section 6.2 of this Agreement. Except as specified in the Delaware Act, or with respect to distributions or similar disbursements made in error, no Partner will be liable for the return of any such amounts. To the fullest extent permitted by applicable law, no Partner will have the right to require partition of the Partnership’s property or to compel any sale or appraisal of the Partnership’s assets.
          Section 5.3 Capital Accounts. The Partnership shall maintain a separate Capital Account on its books for each Partner. As of any date, the Capital Account of a Partner shall be equal to the NAV per Unit as of such date, multiplied by the number of Units then held by such Partner. Any amounts charged or debited against a Partner’s Capital Account under Sections 5.4 and 5.5, other than among all Partners in accordance with the number of Units held by each such Partner, shall be treated as a partial redemption of such Partner’s Units for no additional consideration as of the date on which the Board of Directors determines such charge or debit is required to be made, and such Partner’s Units shall be reduced thereby as appropriately determined by the Partnership. Any amounts credited to a Partner’s Capital Account under Sections 5.4 and 5.5, other than among all Partners in accordance with the number of Units held by each such Partner, shall be treated as an issuance of additional Units to such Partner for no additional consideration as of the date on which the Board of Directors determines such credit is required to be made, and such Partner’s Units shall be increased thereby as appropriately determined by the Partnership.
          Section 5.4 Allocation of Certain Withholding Taxes and Other Expenditures.
     (a) If the Partnership incurs a withholding tax or other tax obligation with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of the Partnership or the

General Partner, will cause the amount of the obligation to be debited against the Capital Account of the Partner when the Partnership pays the obligation, and any amounts then or in the future distributable to the Partner will be reduced by the amount of the taxes. If the amount of the taxes is greater than any distributable amounts, then the Partner and any successor to the Partner’s Units will pay to the Partnership as a Capital Contribution, upon demand by the General Partner, the amount of the excess. A General Partner will not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner that may be eligible for the reduction or exemption, except that, in the event that the General Partner determines that a Partner is eligible for a refund of any withholding tax, the General Partner may, at the request and expense of the Partner, assist the Partner in applying for such refund.
     (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Partnership, to the extent determined by the General Partner to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Partners, will be charged to only those Partners on whose behalf the payments are made or whose particular circumstances gave rise to such payments. The charges will be debited from the Capital Accounts of the Partners as of the close of the Fiscal Period during which the items were paid or accrued by the Partnership.
          Section 5.5 Reserves.
     (a) The General Partner may cause appropriate reserves to be created, accrued and charged by the Partnership against Net Assets and proportionately against the Capital Accounts of the Partners for contingent liabilities, if any, as of the date any contingent liability becomes known to the General Partner, the reserves to be in the amounts that the General Partner in its sole discretion deems necessary or appropriate. The General Partner may increase or reduce any reserves from time to time by amounts as it in its sole discretion deems necessary or appropriate. The amount of any reserve, or any increase or decrease in a reserve, will be proportionately charged or credited to the Capital Accounts of those Persons who or that are Partners at the time the reserve is created, or increased or decreased, except that if any individual reserve item, adjusted by any increase in the item, exceeds the lesser of $500,000 or 1% of the aggregate value of the Units of all of those Partners, then the amount of the reserve, increase or decrease may instead, at the discretion of the General Partner, be charged or credited to the Capital Accounts of those Persons who or that were Partners at the time, as determined by the General Partner in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.
     (b) If any amount is required by Section 5.5(a) of this Agreement to be charged or credited to a Person who or that is no longer a Partner, the amount will be paid by or to the party, in cash, with interest from the date on which the

General Partner determines that the charge or credit is required. In the case of a charge, the former Partner will be obligated to pay as a Capital Contribution the amount of the charge, plus interest as provided in this Section 5.5(b), to the Partnership on demand, except that (1) in no event will a former Partner be obligated to make a payment exceeding the amount of the Partner’s Capital Account at the time to which the charge relates and (2) no demand will be made after the expiration of three years from the date on which the Person ceased to be a Partner. To the extent that a former Partner fails to pay to the Partnership, in full, any amount required to be charged to the former Partner under Section 5.5(a) of this Agreement, the deficiency will be charged proportionately to the Capital Accounts of the Partners at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Partners.
          Section 5.6 Allocation to Avoid Capital Account Deficits. To the extent that any debits under Sections 5.4 through 5.5 of this Agreement would reduce the balance of the Capital Account of any Limited Partner below zero, that portion of any such debits will be allocated instead to the Capital Account of the General Partner. Any credits in any subsequent Fiscal Period that otherwise would be allocable under Sections 5.4 through 5.5 of this Agreement to the Capital Account of any Limited Partner previously affected by the application of this Section 5.6 will instead be allocated to the Capital Account of the General Partner in amounts necessary to offset all previous debits attributable to the Limited Partner, made in accordance with this Section 5.6, that have not been recovered.
          Section 5.7 Allocations Prior to Closing Date. Any net cash profits or any net cash losses realized by the Partnership from the purchase or sale of Securities during the period ending on the day prior to the Closing Date will be allocated to the Capital Account of the General Partner. No unrealized item of profit or loss will be allocated under this Section 5.7 to the Capital Account of any Partner.
          Section 5.8 Tax Allocations. For each taxable year of the Partnership, items of income, deduction, gain, loss or credit will be allocated for income tax purposes among the Partners in a manner so as to reflect equitably amounts credited or debited to each Partner’s Capital Account for the current and prior taxable years (or relevant portions of those years). Allocations under this Section 5.8 will be made in accordance with the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations promulgated under these Sections, or the successor provisions to such Sections and Regulations. Notwithstanding anything to the contrary in this Agreement, the Partnership will allocate to the Partners those gains or income necessary to satisfy the “qualified income offset” requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d). If the Partnership realizes net capital gains for U.S. federal income tax purposes for any taxable year during or as of the end of which one or more Positive Basis Partners (as defined in this Section 5.8) withdraw from the Partnership under Article IV or VI of this Agreement, the General Partner may elect to allocate net gains as follows: (a) to allocate net gains among Positive Basis Partners, in proportion to the Positive Basis (as defined in this Section 5.8) of each Positive Basis Partner, until either the full amount of the net gains has been so allocated or the Positive Basis of each Positive Basis Partner has been eliminated, and (b) to allocate any net gains not so allocated to Positive Basis Partners to the other Partners in a manner that reflects equitably the amounts credited to the Partners’ Capital Accounts. If the Partnership realizes capital losses for U.S. federal income tax purposes for any Fiscal Year during or as of the end of which one or more Negative Basis Partners (as defined in this Section 5.8) withdraw from the Partnership under Article IV or VI of this Agreement, the General Partner may elect to allocate net losses as follows: (i) to allocate net losses among Negative Basis Partners, in proportion to the Negative Basis (as defined in this Section 5.8) of each Negative Basis Partner, until either the full amount of net losses will have been so allocated or the Negative Basis of each Negative Basis Partner has been eliminated, and (ii) to allocate any net losses not so allocated to Negative Basis Partners, to the other Partners in a manner that reflects equitably the amounts credited to the Partners’ Capital Accounts. As used in this Section 5.8, the term “Positive Basis” means, with respect to any Partner and as of any time of calculation, the amount by which the total of the Partners’ Capital Accounts as of that time exceeds the Partner’s “adjusted tax basis,” for U.S. federal income tax purposes, in the Partner’s Units in the Partnership as of that time (determined without regard to any adjustments made to the “adjusted tax basis” by reason of any Transfer or assignment of Units, including by reason of death). As used in this Section 5.8, the term “Positive Basis Partner” means any Partner who or that withdraws from the Partnership and who or that has a Positive Basis as of the effective date of the Partner’s withdrawal. As used in this Section 5.8, the term “Negative Basis” means, with respect to any Partner and as of any time of calculation, the amount by which the Partner’s “adjusted tax basis,” for U.S. federal income tax purposes, in the Partner’s Units in the Partnership as of that time (determined without regard to any adjustments made to the “adjusted tax basis” by reason of any Transfer or assignment of Units, including by reason of death, and without regard to such Partner’s share of the liabilities of the Partnership under section 752 of the Code) exceeds the Partner’s Capital Account as of such time. As used in this Section 5.8, the term “Negative Basis Partner” means any Partner who or that withdraws from the Partnership and who or that has a Negative Basis as of the effective date of the Partner’s withdrawal.
          Section 5.9 Distributions.
     (a) The General Partner may cause the Partnership to make distributions in cash or in kind at any time to all of the Partners on a proportionate basis in accordance with the Partners’ Investment Percentages.
     (b) The General Partner may withhold taxes from any distribution to any Partner to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Partnership with respect to any amount distributed by the Partnership to any Partner will be deemed to be a distribution or payment to the Partner, reducing the amount otherwise distributable to the Partner under this Agreement and reducing the Capital Account of the Partner. Neither the General Partner nor the Directors will be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner that may be eligible for reduction or exemption. To the extent that a Partner claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Partner will furnish the Partnership with any information and forms that the Partner may be required to complete if necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Partner represents and warrants that any information and forms furnished by the Partner will be true and accurate and agrees to indemnify the Partnership and each of the Partners from any and all losses, claims, damages, liabilities costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to the withholding taxes (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses).
     (c) Notwithstanding any provision to the contrary contained in this Agreement, the Partnership and the General Partner on behalf of the Partnership will not repurchase any Units or make a distribution to any Partner on account of the Partner’s Units, if such repurchase or distribution would violate the Delaware Act or other applicable law.
ARTICLE VI
DISSOLUTION AND LIQUIDATION
          Section 6.1 Dissolution.
(a) The Partnership will be dissolved if at any time it has no Limited Partners or upon the occurrence of any of the following events:
     (1) upon the affirmative vote to dissolve the Partnership by both (A) a majority of the Directors (including the vote of a majority of the Independent Directors) and (B) Partners holding at least two-thirds of the total number of votes eligible to be cast by all Partners;
     (2) upon either of: (A) an election by the General Partner to dissolve the Partnership or (B) a General Partner’s ceasing to be a General Partner in accordance with Section 4.1 of this Agreement (other than in conjunction with a Transfer of the Units of a General Partner in accordance with Section 4.3 of this Agreement to a Person who or that is admitted as a substituted General Partner under Section 2.6(a) of this Agreement), unless, as to the event described in clause (B) of this Section 6.1(a)(2), (i) the Partnership has at least one other General Partner who or that is authorized to and does carry on the business of the Partnership, or (ii) both the Directors and Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners elect within 60 days after the event to continue the business of the Partnership and a Person to be admitted to the Partnership, effective as of the date of the event, as an additional General Partner who has agreed to make the contributions to the capital of the Partnership required to be made under Section 5.1(c) of this Agreement;
     (3) upon the failure of Partners to approve successor Directors at a meeting called by the General Partner in accordance with Section 2.11(c) of this Agreement when no Director remains to continue the business of the Partnership; or
     (4) as otherwise required by operation of law.

Dissolution of the Partnership will be effective on the later of the day on which the event giving rise to the dissolution occurs or, to the extent permitted by the Delaware Act, the conclusion of any applicable 60-day period during which the Directors and Partners elect to continue the business of the Partnership as provided in Section 6.1(a)(2), but the Partnership will not terminate until the assets of the Partnership have been liquidated in accordance with Section 6.2 of this Agreement and the Certificate has been canceled.
     (b) Except as provided in Section 6.1(a) of this Agreement or in the Delaware Act, the death, adjudicated incompetence, dissolution, termination, liquidation, bankruptcy, reorganization, merger, sale of substantially all of the stock or assets of, or other change in the ownership or nature of a Partner, the admission to the Partnership of a new Partner, the withdrawal of a Partner from the Partnership, or the Transfer by a Partner of the Partner’s Units to a third party will not cause the Partnership to dissolve.
          Section 6.2 Liquidation of Assets.
     (a) Upon the dissolution of the Partnership as provided in Section 6.1 of this Agreement, the General Partner will promptly liquidate the business and administrative affairs of the Partnership, except that if the General Partner is unable to perform this function, a liquidator elected by Partners holding a majority of the total number of votes eligible to be cast by all Partners and whose fees and expenses will be paid by the Partnership will promptly liquidate the business and administrative affairs of the Partnership. Subject to the Delaware Act, the proceeds from liquidation (after establishment of appropriate reserves for all claims and obligations, including all contingent, conditional or unmatured claims and obligations in an amount that the General Partner or liquidator deems appropriate in its sole discretion as applicable) will be distributed in the following manner:
          (1) the debts of the Partnership, other than debts, liabilities or obligations to Limited Partners, and the expenses of liquidation (including legal and accounting fees and expenses incurred in connection with the liquidation), up to and including the date on which distribution of the Partnership’s assets to the Partners has been completed, will first be paid on a proportionate basis;
          (2) any debts, liabilities or obligations owing to the Limited Partners will be paid next in their order of seniority and on a proportionate basis; and
          (3) the Partners are paid next on a proportionate basis the positive balances of their Capital Accounts after giving effect to all allocations to be made to the Partners’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).
     (b) Notwithstanding the provisions of this Section 6.2, upon dissolution of the Partnership, subject to the Delaware Act and the priorities set out in Section 6.2(a) of this Agreement, the General Partner or liquidator may distribute ratably in kind any assets of the Partnership. If any in-kind distribution is to be made under this Section 6.2(b), (1) the assets distributed in kind will be valued in accordance with Section 7.3 of this Agreement as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) of this Agreement, and (2) any profit or loss attributable to property distributed in kind will be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of the distribution. Notwithstanding any provision of this Agreement to the contrary, the General Partner may compel a Partner to accept a distribution of any asset in kind from the Partnership even if the percentage of the asset distributed to the Partner exceeds a percentage of the asset that is equal to the percentage in which the Partner shares in distributions from the Partnership.
ARTICLE VII
ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
          Section 7.1 Accounting and Reports.
     (a) The Partnership will adopt for tax accounting purposes any accounting method that the General Partner decides in its sole discretion is in the best interests of the Partnership. The Partnership’s accounts will be maintained in U.S. currency.
     (b) As soon as practicable after the end of each taxable year of the Partnership, the Partnership will furnish to Partners information regarding the operation of the Partnership and the Partners’ Units as is necessary for Partners to complete U.S. Federal and state income tax or information returns and any other tax information required by U.S. Federal or state law. To the extent such information may be delayed due to delayed reporting by Advisors with whom the Partnership invests (through the Master Partnership), the Partners may be required to file extensions of the filing dates for their income tax returns at the Federal, state and local levels.
     (c) Except as otherwise required by the 1940 Act, or as may otherwise be permissible under other applicable law, the Partnership will furnish to each Limited Partner a semiannual report and an annual report containing the information required by the 1940 Act as soon as practicable. The Partnership will cause financial statements contained in each annual report furnished under this Section 7.1 to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Partnership may furnish to each Partner any other periodic reports the General Partner deems necessary or appropriate in its discretion.
     (d) The General Partner will notify the Directors of any change in the holders of interests of the General Partner within a reasonable time after the change.

          Section 7.2 Determinations by General Partner.
     (a) All matters concerning the determination and allocation among the Partners of the amounts to be determined and allocated pursuant to Article V of this Agreement, including any taxes on those amounts and accounting procedures applicable with respect to those amounts, will be determined by the General Partner unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law. Any such determinations and allocations will be final and binding on all of the Partners.
     (b) The General Partner may make any adjustments to the computation of Net Profit and/or Net Loss, or any components (withholding any items of income, gain, loss or deduction) constituting Net Profit and/or Net Loss as the General Partner deems appropriate to reflect fairly and accurately the financial results of the Partnership and the intended allocation of Net Profit and/or Net Loss among the Partners.
          Section 7.3 Valuation of Assets.
     (a) Except as may be required by the 1940 Act, the Directors will value or cause to have valued any Securities or other assets and liabilities of the Partnership as of the close of business on the last day of each Fiscal Period and at such other times as the Directors may determine, in their discretion, in accordance with valuation procedures as established from time to time by the Directors. Assets of the Partnership invested in an Advisor Fund or Advisor Account will be valued in accordance with the terms and conditions of the agreement or other document governing the operation of the Advisor Fund or Advisor Account. In determining the value of the assets of the Partnership, no value will be placed on the goodwill or name of the Partnership, or the office records, files, statistical data or any similar intangible assets of the Partnership not normally reflected in the Partnership’s accounting records. Any items of income earned but not received, expenses incurred but not yet paid, liabilities fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to the valuation date will, however, be taken into account in determining the value of the Partnership’s assets.
     (b) Subject to the provisions of the 1940 Act, the value of Securities and other assets of the Partnership and the net asset value of the Partnership as a whole determined pursuant to this Section 7.3 will be conclusive and binding on all of the Partners and all Persons claiming through or under them.

ARTICLE VIII
MISCELLANEOUS PROVISIONS
          Section 8.1 Amendment of Partnership Agreement.
     (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of a majority of the Directors (including the vote of a majority of the Independent Directors, but only if such vote is required by the 1940 Act), except that any amendment also must be approved by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership if such vote is required by the 1940 Act.
     (b) Any amendment that would:
          (1) increase the obligation of a Partner to make any Capital Contribution,
          (2) reduce the Capital Account of a Partner other than in accordance with Article V of this Agreement, or
          (3) modify the events causing the dissolution of the Partnership, may be made only if (A) the written consent of each Partner adversely affected by the proposed action is obtained prior to the effectiveness of the action or (B) the amendment does not become effective until (i) each Limited Partner has received written notice of the amendment and (ii) any Limited Partner objecting to the amendment has been afforded a reasonable opportunity (under procedures prescribed by the General Partner in its sole discretion) to tender all of the Partner’s Units for repurchase by the Partnership. Notwithstanding the preceding sentence or the provisions of Subsection 8.1(c), any amendment that would alter the provisions of Section 8.1 relating to the material amendment of this Agreement or the provisions of Section 3.8 of this Agreement relating to indemnification may be made only with the unanimous consent of the Partners and, to the extent required by the 1940 Act, approval of a majority of the Directors (and, if so required, a majority of the Independent Directors).
     (c) Notwithstanding the provisions of Sections 8.1(a) and 8.1(b) of this Agreement, the General Partner, at any time without the consent of any other Partner, may:
          (1) restate this Agreement, together with any amendments to this Agreement that have been duly adopted in accordance with the provisions of this Agreement to incorporate the amendments in a single, integrated document;
          (2) amend this Agreement (other than with respect to the matters described in Section 8.1(b) of this Agreement) to change the name of the Partnership in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation, including, but not limited to, to satisfy the requirements of applicable U.S. banking law or regulation, or to cure any ambiguity or to correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement, so long as the action does not adversely affect the rights of any Partner in any material respect; and

          (3) amend this Agreement to make any changes necessary or desirable, based on advice of legal counsel to the Partnership, to assure the Partnership’s continuing eligibility to be classified for U.S. federal income tax purposes as a Partnership that is not treated as a corporation for tax purposes under the Code; subject, however, to the limitation that any material amendment to this Agreement under Section 8.1(c)(2) or (3) of this Agreement will be valid only if approved by a majority of the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act).
     (d) The General Partner will give prior written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by Section 8.1(c)(1) of this Agreement) to each Partner, which notice sets out (1) the text of the proposed amendment or (2) a summary of the amendment and a statement that the text of the amendment will be furnished to any Partner upon request.
          Section 8.2 Special Power of Attorney.
     (a) Each Partner irrevocably makes, constitutes and appoints the General Partner and each of the Directors, acting severally, and any liquidator of the Partnership’s assets appointed pursuant to Section 6.2 of this Agreement with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, the Partner, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:
          (1) any amendment to this Agreement;
          (2) any amendment to the Certificate, including, without limitation, any such amendment required to reflect any amendments to this Agreement, and including, without limitation, an amendment to effectuate any change in the membership of the Partnership; and
          (3) all other such instruments, documents and certificates that, in the view of legal counsel to the Partnership, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the General Partner determines that the Partnership should do business, or any political subdivision or agency of any such jurisdiction, or that legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Partnership as a limited partnership under the Delaware Act.
     (b) Each Partner is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Partnership without the Partner’s consent. Each Partner agrees that if an amendment to the Certificate or this Agreement or any action by or with respect to the Partnership is taken in the manner contemplated by this Agreement, notwithstanding any objection that the Partner may assert with respect to the action, the attorneys-in-fact appointed under this Agreement are authorized and empowered, with full power of substitution, to exercise the authority granted in this Section 8.2 in any manner that may be necessary or appropriate to permit the amendment to be made or action lawfully taken or omitted. Each Partner is fully aware that each Partner will rely on the effectiveness of this special power of attorney with a view to the orderly administration of the affairs of the Partnership.
     (c) The power of attorney contemplated by this Section 8.2 is a special power of attorney and is coupled with an interest in favor of the General Partner and each of the Directors, acting severally, and any liquidator of the Partnership’s assets appointed under Section 6.2 of this Agreement, and as such the power of attorney:
          (1) will be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Person granting the power of attorney, regardless of whether the Partnership, the General Partner, the Directors or any liquidator has had notice of the death or incapacity; and
          (2) will survive the delivery of a Transfer by a Partner of the Partner’s Units, except that, when the transferee of Units has been approved by the General Partner for admission to the Partnership as a substituted Partner, the power of attorney given by the transferor will survive the delivery of the assignment for the sole purpose of enabling the General Partner, the Directors or any liquidator to execute, acknowledge and file any instrument necessary to effect the substitution.
          Section 8.3 Notices. Notices that may or are required to be provided under this Agreement will be made to a Partner by hand delivery, regular mail (registered or certified mail return receipt requested in the case of notice to the General Partner), commercial courier service, telecopier, or electronic mail (with a confirmation copy by registered or certified mail in the case of notices to the General Partner by telecopier or electronic mail), and will be addressed to the Partner at his, her or its address as set out in the books and records of the Partnership (or to any other address as may be designated by any Partner by notice addressed to the General Partner in the case of notice given to any Partner, and to each of the Partners in the case of notice given to the General Partner). Notices will be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telecopier or by electronic mail. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.
          Section 8.4 Agreement Binding Upon Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Partners and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the Partners may not be Transferred or delegated except as provided in this

Agreement, and any attempted Transfer or delegation of those rights and obligations that is not made in accordance with the terms of this Agreement will be void.
          Section 8.5 Choice of Law; Arbitration.
     (a) Notwithstanding the location at which this Agreement is executed by any of the Partners, the Partners expressly agree that all the terms and provisions of this Agreement are governed by and will be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of the State of Delaware.
     (b) To the extent such action is consistent with the provisions of the 1940 Act and any other applicable law, except as provided in Section 8.10(b) of this Agreement, each Partner agrees to submit all controversies arising between or among Partners or one or more Partners and the Partnership in connection with the Partnership or its businesses or concerning any transaction, dispute or the construction, performance or breach of this Agreement or any other agreement relating to the Partnership, whether entered into prior to, on or subsequent to the date of this Agreement, to arbitration in accordance with the provisions set out in this Section 8.5. EACH PARTNER UNDERSTANDS THAT ARBITRATION IS FINAL AND BINDING ON THE PARTNERS AND THAT THE PARTNERS IN EXECUTING THIS AGREEMENT ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.
     (c) Controversies will be finally settled by, and only by, arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (the “AAA”) to the fullest extent permitted by law. The place of arbitration will be Raleigh, North Carolina. Any arbitration under this Section 8.5 will be conducted before a panel of three arbitrators. The Partner or Partners initiating arbitration under this Section 8.5 will appoint one arbitrator in the demand for arbitration. The Partner or Partners against whom or which arbitration is sought will jointly appoint one arbitrator within 30 Business Days after notice from the AAA of the filing of the demand for arbitration. The two arbitrators nominated by the Partners will attempt to agree on a third arbitrator within 30 Business Days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the third arbitrator within the 30-day period, then the AAA will appoint the third arbitrator within 30 Business Days following the expiration of the 30-day period. Any award rendered by the arbitrators will be final and binding on the Partners, and judgment upon the award may be entered in the supreme court of the state of New York and/or the U.S. District Court for the Southern District of New York, or any other court having jurisdiction over the award or having jurisdiction over the Partners or their assets. The arbitration agreement contained in this Section 8.5 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award. In the event of arbitration as provided in this Section 8.5, the arbitrators will be governed by and will apply the substantive (but not procedural) law of Delaware, to the exclusion of the principles of the conflicts of law of Delaware. The arbitration will be conducted in accordance with the procedures set out in the commercial arbitration rules of the AAA. If those rules are silent with respect to a particular matter, the procedure will be as agreed by the Partners, or in the absence of agreement among or between the Partners, as established by the arbitrators. Notwithstanding any other provision of this Agreement, this Section 8.5(c) will be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Uniform Arbitration Act (10 Del. C ss. 5701 et seq.) (the “Delaware Arbitration Act”). If, nevertheless, it is determined by a court of competent jurisdiction that any provision or wording of this Section 8.5(c), including any rules of the AAA, are invalid or unenforceable under the Delaware Arbitration Act or other applicable law, such invalidity will not invalidate all of this Section 8.5(c). In that case, this Section 8.5(c) will be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 8.5(c) will be construed to omit such invalid or unenforceable provision.
          Section 8.6 Not for Benefit of Creditors. The provisions of this Agreement are intended only for the regulation of relations among past, existing and future Partners, their assignees and the Partnership. This Agreement is not intended for the benefit of non-Partner creditors and, except to the extent provided in Section 3.8 of this Agreement, no rights are granted to non-Partner creditors under this Agreement.
          Section 8.7 Consents. Any and all consents, agreements or approvals provided for or permitted by this Agreement (including minutes of any meeting) must be in writing and a signed copy of any such consent, agreement or approval will be filed and kept with the books of the Partnership.
          Section 8.8 Merger and Consolidation.
     (a) The Partnership may merge or consolidate with or into one or more limited partnerships formed under the Delaware Act or other business entities under an agreement of merger or consolidation that has been approved in the manner contemplated by the Delaware Act.
     (b) Notwithstanding anything to the contrary in this Agreement, an agreement of merger or consolidation approved in accordance with the Delaware Act may, to the extent permitted by the Delaware Act, (1) effect any amendment to this Agreement, (2) effect the adoption of a new Partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation, or (3) provide that the Partnership agreement of any other constituent Partnership to the merger or consolidation (including a limited partnership formed for the purpose of consummating the merger or consolidation) will be the Partnership agreement of the surviving or resulting limited partnership.

     (c) The Partnership may convert to another Delaware business entity in accordance with the Delaware Act upon the approval of the Partners representing a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership.
          Section 8.9 Pronouns. All pronouns used in this Agreement will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or Persons, firm or entity may require in the context in which they are used.
          Section 8.10 Confidentiality.
     (a) A Limited Partner may obtain from the General Partner, upon reasonable demand for any purpose reasonably related to the Limited Partner’s interest in the Partnership, information regarding the affairs of the Partnership as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing the information and documents to be furnished, at what time and location and at whose expense) established by the General Partner in its sole discretion.
     (b) Each Limited Partner agrees in executing this Agreement that, except as required by applicable law or any regulatory body, the Limited Partner will not divulge, furnish or make accessible to any other Person the name or address (whether business, residence or mailing) of any Limited Partner (collectively, “Confidential Information”) without the prior written consent of the General Partner, which consent may be withheld in its sole discretion.
     (c) Each Partner recognizes that in the event that this Section 8.10 is breached by any Partner or any of its principals, Partners, members, directors, officers, employees or agents or any of the Partner’s Affiliates, including any of the Affiliate’s principals, Partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Partners and the Partnership. In recognition of that irreparable injury, any non-breaching Partner may have, in addition to any and all other remedies at law or in equity to which the non-breaching Partner and the Partnership may be entitled, the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection with obtaining the equitable relief. If any non-breaching Partner or the Partnership (“Initiating Non-Breaching Party”) determines that any other Partner or any of that Partner’s principals, Partners, members, directors, officers, employees or agents or any of the Partner’s Affiliates, including any of the Affiliates’ principals, Partners, members, directors, officers, employees or agents, should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Partners agrees to join the non-breaching Initiating Non-Breaching Party in pursuing injunctive relief in a court of appropriate jurisdiction.

     (d) The General Partner will have the right to keep confidential from the Limited Partners, for any period of time as the General Partner deems reasonable in its sole discretion, any information that the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interest of the Partnership or could damage the Partnership or its business or that the Partnership is required by law or by agreement with a third party to keep confidential.
          Section 8.11 Certification of Non-Foreign Status. Each Limited Partner or transferee of an Interest or a portion of an Interest from a Limited Partner who or that is admitted to the Partnership in accordance with this Agreement will certify, upon admission to the Partnership and at any other time as the General Partner may request, whether the Limited Partner or transferee is a “United States Person” within the meaning of the Code on forms to be provided by the Partnership, and will notify the Partnership within 30 days of any change in the status of the Limited Partner or transferee. Any Limited Partner or transferee who or that fails to provide certification when requested to do so by the General Partner may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.
          Section 8.12 Severability. Each Partner agrees that the Partner intends that, if any provision of this Agreement is determined by a court of competent jurisdiction or regulatory authority with jurisdiction over the Partnership or the General Partner not to be enforceable in the manner set out in this Agreement, then the provision should be enforceable to the maximum extent possible under applicable law. If any provision of this Agreement is held to be invalid or unenforceable, the invalidation or unenforceability will not affect the validity or enforceability of any other provision of this Agreement (or portion of the provision).
          Section 8.13 Entire Agreement. This Agreement constitutes the entire agreement among the Partners pertaining to the subject matter of this Agreement and supersedes all prior agreements and understandings pertaining to that subject matter.
          Notwithstanding any other provision of this Agreement, including Section 8.1, each Partner, in executing this Agreement, acknowledges and agrees that the General Partner, on its own behalf or on behalf of the Partnership, without the approval of the Limited Partners or any other Person, may enter into a written agreement or agreements with any other Partner, executed contemporaneously with the admission of the other Partner to the Partnership, affecting or modifying the terms of, or establishing rights under, this Agreement or any subscription agreement. Each Partner agrees that any terms contained in any such other agreement with another Partner will govern with respect to the other Partner notwithstanding the provisions of this Agreement or any subscription agreement, and that the Partner will have no rights in respect of those granted in favor of such other Partner.
          Section 8.14 Discretion. To the fullest extent permitted by law, whenever in this Agreement a Person is permitted or required to make a decision (a) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Person will be entitled to consider only those interests and factors as he, she or it desires, including his, her or its own interests, and, to the fullest extent permitted by law, will have no duty or obligation to give any consideration to any interest of or factors affecting the Partnership or the Limited Partners, or (b) in its “good faith” or under another express standard, then the Person will act under the express standard and will not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated by this Agreement or by relevant provisions of law or in equity or otherwise.
          Section 8.15 Conflicts. The Partners acknowledge and agree that the General Partner and its Affiliates may engage in activities in which their respective interests or the interests of their clients may conflict with the interests of the Partnership or the Limited Partners, and that the resolution of such conflicts may not always be resolved by the General Partner or its Affiliates in favor of the Partnership or the Limited Partners.
          Section 8.16 Counterparts. This Agreement may be executed in several counterparts, all of which together will constitute one agreement binding on all Partners, notwithstanding that all the Partners have not signed the same counterpart.
          Section 8.17 Headings. The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions of this Agreement or otherwise affect their construction or effect.
[Remainder of Page Intentionally Left Blank]

     IN EXECUTING THIS AGREEMENT, EACH PARTNER ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET OUT IN SECTION 8.5 AND THE CONFIDENTIALITY CLAUSES SET OUT IN SECTION 8.10.
     The Partners have executed this Agreement as of the day and year first above written.

GENERAL PARTNER: HATTERAS INVESTMENT MANAGEMENT LLC
By:
	Name:	David B. Perkins
	Title:	Managing Member

LIMITED PARTNERS:
Each Person who or that has
signed, or has had signed on the
Person’s behalf, a Limited
Partner Signature Page, which
will constitute a counterpart of
this Agreement.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD
HATTERAS MULTI-STRATEGY TEI FUND, L.P.
(THE “FUND”)
This voting instruction card is solicited on behalf of
the Board of Directors of the Fund
The Hatteras Master Fund, L.P. (the “Master Fund”) is seeking the vote of its partners regarding the approval of amendments to the Master Fund’s limited partnership agreement (the “Master Fund Proposal”) at a special meeting of the Master Fund to be held on May 9, 2008, or any adjournments or postponements thereof. As a limited partner of the Master Fund, the Hatteras Multi-Strategy Offshore Fund, LDC (the “Offshore Fund”) will vote its interests in the Master Fund on the Master Fund Proposal. The Fund is seeking voting instructions from Partners regarding the Master Fund Proposal and will cause the Offshore Fund to vote its interests in the Master Fund for or against the Master Fund Proposal proportionately to the instructions to vote for or against the Master Fund Proposal received from Partners. The undersigned hereby directs that the Fund vote its pro-rata portion of the Offshore Fund interest in the manner directed on the reverse. Voting instructions must be received prior to May 9, 2008.
DATED:

Signature(s)	(Sign in the Box)
NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card the Fund receives specific written notice to the contrary from any one of them.
Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☑
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF AMENDMENTS TO THE MASTER FUND’S LIMITED PARTNERSHIP AGREEMENT.

		FOR	AGAINST	ABSTAIN

1.	Approval of amendments to the Master Fund’s limited partnership agreement to include a performance allocation equal to 10% of the amount by which new net profits of the limited partner invests in the Master Fund exceed the non-cumulative “hurdle amount;” which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year.	☐	☐	☐
		Grant	Withhold
2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	☐	☐